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                                                                   Exhibit 10.11

                     FREE STANDING COMMERCIAL BUILDING LEASE

         THIS LEASE is made and entered into, and is dated for reference purposes as of March 1, 1996, by and between THOMAS M. SPEAR, as receiver for De La Guerra Court Investments, a California general partnership ("Landlord"), and STAR VENDING, INC., a Nevada corporation ("Tenant"). Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises on the terms set forth herein.

1. LEASED PREMISES

         1.1 DESCRIPTION OF PREMISES. The premises that are the subject of this lease consist of the free standing buildings known as 800 Santa Barbara Street, 223 East De La Guerra Street and the storage building adjacent to 223 East De La Guerra Street, Santa Barbara, California (collectively, the "building"), together with all parking and common areas associated with the ownership and use of such buildings. The leased premises are described on Exhibit A and are depicted on the plot plan attached hereto as Exhibit B.

         1.2 PARKING FACILITIES. Tenant shall have the exclusive right to use all parking located on the premises without additional charge or fee. In no event shall Landlord permit the use of such parking by any Tenants of Landlord's adjacent building located at 801 Garden Street, Santa Barbara, California without Tenant's prior written consent.

                  1.2.1 Notwithstanding the preceding, Landlord reserves the right to terminate this lease as to four parking spaces located on the premises should Landlord desire to use such four parking spaces in connection with improvements to be constructed at the adjacent building (the " Adjacent Building"). Such parking spaces shall be designated by Landlord in a location adjacent to the property line of the property on which the Adjacent Building is situated. Such designation shall be subject to the reasonable approval of Tenant.

                  1.2.2 Following the agreement to the location of such four parking spaces, if Landlord exercises its right to exclude them from this lease, the location of such parking spaces and their exclusion from this lease shall be set forth in an amendment to this lease. Such amendment shall be subject to the reasonable approval of both Landlord and Tenant.

         1.3 PREPARATION OF PREMISES; OCCUPANCY. Landlord shall obtain a report from a licensed electrician regarding the repairs required to be made to the electrical supply and distribution system in the premises in order to bring such supply and distribution system to current standards for office buildings. Landlord shall deliver a copy of such report to Tenant promptly upon Landlord's receipt of it. On or prior to the commencement date, Landlord shall make all repairs, modifications and upgrades to the electrical systems serving the buildings located on the premises to ensure that adequate amperage and electrical service and distribution is available for normal office purposes. Landlord and Tenant shall prepare the premises for Tenant's occupancy in accordance with the terms of the Tenant Improvements Exhibit attached hereto as Exhibit C.

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                  1.3.1 Landlord and Tenant agree to cause the leased premises to be measured in accordance with BOMA Standards no later than thirty days following the execution of this lease. Upon completion of the measurement of the premises, the size of the premises and the minimum monthly rent payable from and after the rent commencement date shall be set forth on the Commencement Date Certificate in the form attached hereto as Exhibit D. Landlord and Tenant each agree that such measurement as set forth in the Commencement Date Certificate represents the agreed-upon size of the premises for the purposes of this lease.

                  1.3.2 Landlord anticipates that Landlord will be able to deliver possession of the entire premises to Tenant on or before May 15, 1996 (the "Anticipated Delivery Date"). On or prior to the Anticipated Delivery Date, Landlord shall take such actions as may be necessary to cause the existing tenants to vacate the leased premises in a manner that will allow Landlord to deliver possession of the premises to Tenant in a broom-clean condition on or before the Anticipated Delivery Date.

                  1.3.3 If for any reason Landlord cannot deliver possession of the premises to Tenant on the Anticipated Delivery Date, this lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. In such event, the term of this lease shall be extended until the premises are ready for occupancy by Tenant. However, if Landlord is unable to deliver possession of the leased premises to Tenant within thirty days after the Anticipated Delivery Date, then Tenant may terminate this lease by giving Landlord written notice of termination not more than sixty days following the Anticipated Delivery Date. Both parties shall be relieved and discharged of all liability hereunder on the effective date of termination, and Landlord shall pay to Tenant on or before the effective date of such termination, all such previously paid by Tenant to Landlord pursuant to this lease.

2. TERM OF LEASE

         2.1 INITIAL TERM. The initial term of this lease shall begin on the date upon which Landlord delivers to Tenant possession of the premises. Subject to extension or sooner termination as hereinafter provided, this lease shall continue for seven years following the commencement date. Upon the delivery of possession of the premises to Tenant, Landlord and Tenant agree to complete, execute and attach to this lease as an exhibit a Commencement Date Certificate in the form attached hereto as Exhibit D. If the term of this lease begins on a day other than the first day of a month, the Tenant shall pay, in advance, the prorated minimum monthly rent for such partial month, and the initial term of this lease shall be adjusted to commence on the first day of the following month.

         2.2 GRANT OF OPTIONS. Landlord hereby grants to Tenant, on the terms and conditions set forth below, two successive options to renew this lease. Each renewal option shall be for a renewal term of two years. Each renewal term shall be subject to all of the provisions of this lease (except renewal options), including, but not limited to, the provisions for increase in minimum monthly rent. The failure of Tenant to exercise its option for any renewal term shall nullify the option of the Tenant for any succeeding renewal terms.

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                  2.2.1 The right of Tenant to exercise its renewal options is subject to the following conditions precedent:

                           (1) The lease shall be in effect at the time notice
of exercise is given and on the last day of the existing lease term; and

                           (2) Tenant shall not be in default under any
provisions of this lease at the time notice of exercise is given or on the last day of the existing lease term;

                           (3) Tenant shall not have been in a material default
in its obligations under this lease more than three times during the preceding term of the lease. A material default shall be defined as a default in the payment of rent or other obligations under this lease, or a failure to maintain insurance required under this lease, which default is not cured within any applicable cure period provided for herein; and

                           (4) At least six months (i.e., one hundred eighty
days) before the last day of the existing lease term, Tenant shall have given Landlord notice of exercise of option, which notice, once given, shall be irrevocable and binding on the parties hereto.

                  2.2.2 The minimum monthly rent payable by Tenant during the renewal term shall be the minimum monthly rent payable by Tenant immediately prior to the commencement of the renewal term, subject, however, to annual adjustment as provided in Section 3.2, below.

3. RENTAL

         3.1 MINIMUM MONTHLY RENT. Tenant shall pay to Landlord a minimum monthly rent, initially in the amount specified in the Commencement Date Certificate to be completed and delivered as provided in Section 2.1, above, calculated on the basis of $1.30 per square foot of the buildings comprising the leased premises, as shown on the Commencement Date Certificate. Such minimum monthly rent shall be payable in advance on the first day of each month of the term of this lease. Minimum monthly rent for a period constituting less than a full month shall be prorated on the basis of a thirty-day month. The minimum monthly rent shall be adjusted at the times and in the manner specified in
Section 3.2.

         3.2 ADJUSTMENT TO MINIMUM MONTHLY RENT. Commencing on the first day of the thirteenth month of the lease term, and continuing on the first day of the same month each year thereafter throughout the term of this lease and any renewal term for which an option is properly exercised (the "Adjustment Date"), Landlord shall ascertain from the official Consumers' Price Index for Urban Wage Earners and Clerical Workers, All Items, for the Los Angeles-Anaheim-Riverside area, 1982-84 = 100 Base, as published by the Bureau of Labor Statistics (the "Index"), the index figure for the first day of the month four months prior to the month in which this lease commenced (the "Base Period") and for the first day of the same month preceding the Adjustment Date (the "Comparison Period"). The minimum monthly rent payable by Tenant from such Adjustment Date until the next following Adjustment Date shall be determined by multiplying the minimum monthly rent in effect on the commencement of this lease (as set forth in Section 3.1, above) by a fraction, the numerator of which shall be the index

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figure for the Comparison Period and the denominator of which shall be the index figure for the Base Period. However, in no event shall the minimum monthly rent
(a) be reduced below the minimum monthly rent payable immediately prior to such Adjustment Date, or (b) exceed six percent (6%) of the rent payable immediately prior to the adjustment on any single Adjustment Date.

                  3.2.1 The adjustments to the minimum monthly rent required hereunder shall be cumulative, but not compounded. Should the actual percentage change in the CPI Index figures exceed the percentage limitation set forth above, in some adjustment periods but not in others, then any percentage change in the CPI Index figures not taken into account on an adjustment date due to the limitation on rental adjustments for any single adjustment period shall be taken into account in subsequent adjustment periods in which the percentage change was less than the maximum amount permitted by Section 3.2, above.

                  3.2.2 If the Index is no longer published, then appropriate reference figures for the Base Period and the Comparison Period shall be derived from any successor or comparable index mutually agreed by the parties to be the closest possible index to the Index. If the parties are unable to agree, then the substituted index shall be selected by an independent third party selected by the mutual agreement of Landlord and Tenant upon request by either party.

                  3.2.3 If the Comparison Period index figure for each Adjustment Date is not available on such date, then the minimum monthly rent in effect immediately prior to the Adjustment Date shall continue in effect until the index figure for the Comparison Period is available. At that time, an appropriate adjustment shall be made (retroactive to the Adjustment Date) between Landlord and Tenant.

                  3.2.4 Landlord shall give written notice to Tenant of the adjustments made to the minimum monthly rent pursuant to this lease, setting forth the computation thereof, on or before the applicable Adjustment Date or as soon thereafter as practicable. No delay in computing or giving notice of any adjustments required hereunder shall constitute a waiver of the right of either party to have such adjustments made, retroactive to the applicable Adjustment Date, once such computation has been made. Should any notice of adjustment given pursuant to this Section 3.2 require the payment of increased rent accruing from the Adjustment Date through the date on which such notice is given, Tenant shall pay such increased amount on the next day rent is owing hereunder.

         3.3 TIME AND MANNER OF PAYMENT. Tenant agrees that all rent payable by Tenant hereunder shall be paid by Tenant to Landlord not later than the day on which first due, without any deduction, setoff, prior notice or demand.

                  3.3.1 All rents shall be paid in lawful money of the United States at such place as Landlord shall designate to Tenant from time to time in writing.

                  3.3.2 Should Tenant fail to make any payment of all sums due under this lease within ten days of the date when such payment first becomes due, or should any check tendered in payment of rent be returned to Landlord by Tenant's bank for any reason, then Tenant shall

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pay to Landlord, in addition to such rental payment, a late charge in the amount of five percent (50%) of the amount not paid. The parties hereto agree that such late charge is a reasonable estimate of the amount necessary to reimburse Landlord for the damages and additional costs not contemplated by this lease that Landlord will incur as a result of the delinquent payment or returned check, including processing and accounting charges and late charges that may be imposed on Landlord by its lender. Upon notice of nonpayment given by Landlord to Tenant, the entire amount then due, including such late charge, shall thereafter bear interest at the maximum rate then permitted by law until paid in full.

         3.4 PREPAID RENT; SECURITY DEPOSIT. Tenant shall pay to Landlord upon execution of this lease (a) prepaid rent in the amount specified in Section 3.1, above, which shall be allocated toward the payment of rent for the second month of the lease term, and (b) $20,000 as a security deposit for the performance by Tenant of its obligations under this lease. If Tenant defaults in its performance of this lease, or in the payment of any sums owing to Landlord, then Landlord may, but shall not be obligated to, use the security deposit, or any portion thereof, to cure such default or to compensate Landlord for any damage, including late charges, sustained by Landlord resulting from Tenant's default. Immediately upon demand by Landlord, Tenant shall pay to Landlord an amount equal to the portion of the security deposit so expended or applied by Landlord as provided herein in order to maintain the security deposit in the original amount initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this lease, Landlord shall return the unexpended portion of the security deposit to Tenant, without interest. Landlord's obligations with respect to the security deposit shall be those of debtor, and not of a trustee, and Landlord shall be entitled to commingle the security deposit with the general funds of Landlord.

         3.5 FREE RENT. Notwithstanding any provision of this lease to the contrary, Landlord agrees that Tenant shall not be obligated (a) to pay minimum monthly rent during the first, thirteenth and twenty-fifth full months following the commencement date of this lease, and (b) to reimburse Landlord for Landlord's Operating Costs during the first full month following the commencement date of this lease.

4. INTENTION OF PARTIES; NEGATION OF PARTNERSHIP

         Nothing in this lease is intended and no provision of this lease shall be construed to make Landlord a partner of or a joint venturer with Tenant, or associated in any other way with Tenant in the operation of the leased premises, or to subject Landlord to any obligation, loss, charge or expense resulting from or attributable to Tenant's operation or use of the premises.

5. PROPERTY TAXES AND ASSESSMENTS

         5.1 PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes assessed against any personal property of Tenant installed or located in or upon the leased premises and that become payable during the term of this lease.

         5.2 REAL PROPERTY TAXES. In addition to all other rent payable by Tenant hereunder, Tenant agrees to pay as additional rent the real property taxes levied or assessed against the land

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and the building in which the leased premises are situated. Real property taxes for any fractional portion of a fiscal year included in the lease term shall be prorated on the basis of a 360-day year. Tenant shall pay Landlord the amount payable by Tenant at the time and in the manner provided in Section 6.

         5.3 TAXES DEFINED; SPECIAL ASSESSMENTS. The term "real property taxes" as used in this lease shall mean and include all taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, levied or assessed against all or any part of the building and other improvements and the land of which the leased premises are a part, including but not limited to assessment for public improvements, benefits or facilities (including parking district assessments) which shall be levied or assessed against the land and/or building or any part thereof, but excluding franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits tax imposed upon Landlord. Notwithstanding the preceding, in no event shall the term "real property taxes" include any special assessments obtained for the financing of private improvements including, but without limitation, seismic safety rehabilitation improvements, sprinkler improvements or similar improvements that serve to improve the building of which the premises are a part. If at any time during the term of this lease, under the laws of California, or any political subdivision thereof in which the leased premises are situated, a tax or excise on rents or any other tax, however described, is levied or assessed against Landlord on account of the rent expressly reserved hereunder, in addition to or as a substitute in whole or in part for taxes assessed or imposed by California or such political subdivision on land and/or buildings, such tax or excise shall be included within the definition of "real property taxes," but only to the extent of the amount thereof which is lawfully assessed or imposed as a direct result of Landlord's ownership of this lease or of the rental accruing under this lease. With respect to any assessment which may be levied against or upon the building, land or improvements of which the leased premises are a part, and which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, Tenant shall be required to pay each year only Tenant's proportionate share of the amount of such annual installment or portion thereof as Landlord shall be required to pay during such year (with appropriate proration for any partial year) and shall have no obligation to continue such payments after the termination of this lease.

         5.4 PROPERTY TAX REDUCTION. Promptly following any change of ownership of the leased premises that occurs within two years of the execution of this lease, Landlord shall seek any reduction in the real property taxes that might be available under California law.

6. OPERATING & COMMON AREA COSTS

         6.1 PAYMENTS BY TENANT. Subject to the provisions of Section 3.5, above, Tenant shall pay to Landlord as additional rent on the first day of each full calendar month of the lease term Landlord's estimated Operating Costs. If the term of this lease begins on a day other than the first day of a month, Tenant shall pay, in advance, its prorated share of the Landlord's Operating Costs for such partial month. Operating Costs for any portion of an accounting period not included within the term of this lease shall be prorated on the basis of a 365-day year. The accounting period for determining Landlord's Operating Costs shall be the calendar year, except

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that the first accounting period shall commence on the date the lease term commences and the last accounting period shall end on the date the lease term expires or terminates.

         6.2 ESTIMATED COSTS; RECONCILIATION OF PAYMENTS. Within one hundred twenty days after the end of each accounting period, Landlord shall exercise its best efforts to furnish to Tenant a statement showing the actual Operating Costs for such period, Tenant's share thereof, and the sum of the estimated payments made by Tenant during such period. Each such statement shall be certified to be correct by Landlord or its duly authorized agent.

                  6.2.1 Contemporaneously with the delivery of such accounting, Landlord shall furnish to Tenant an estimate of the Operating Costs reasonably anticipated by Landlord for the current accounting period, and Tenant's monthly share thereof.

                  6.2.2 If Tenant's proportionate share of the actual Operating Costs for the preceding accounting period exceeds the estimated payments made by Tenant, then Tenant shall pay any deficiency to Landlord with the next rental payment coming due from Tenant. Should the estimated payments made by Tenant during the preceding accounting period exceed Tenant's proportionate share of the Operating Costs, then the overage shall be credited against the next rental payments becoming due from Tenant.

         6.3 OPERATING COSTS DEFINED. As used in this, Landlord's Operating Costs shall mean the following expenses paid by Landlord in connection with the operation, repair and maintenance of the land and improvements in which the leased premises are situated, to the extent that such costs are not paid directly by the Tenant pursuant to the lease, whether such costs allocable to the building or the land on which the building is situated. Such costs include
(a) the costs of utilities, heating, air conditioning, and janitorial services (including trash removal) supplied to the building; (b) all real property taxes (as defined in this lease) levied or assessed with respect to the land, the building and any related improvements; (c) premiums for all casualty, public liability and other insurance maintained by Landlord (other than earthquake insurance) and any losses suffered which fall below the deductible limits of such insurance; (d) any direct costs incurred by Landlord for security and fire protection; (e) all direct costs and expense incurred by Landlord in repairing or maintaining the building and any related improvements, including exterior finish (but excluding the costs the items specified in Subparagraphs (a), (c) and (d) of Section 12.1, below, except to the extent payable out of reserves maintained as provided herein); (f) the purchase, construction, and maintenance of refuse receptacles; (g) installing and maintaining plantings and landscaping, directional signs and other markers, car stops and the like; (h) real property management fees payable to third party property management firms in amounts that do not exceed two percent (2%) of the minimum monthly rent payable hereunder; and (i) reasonable reserves to be used for the replacement of the building roofs and major components of the heating, ventilating and air conditioning system and other machinery constituting an integral part of the building (collectively, the "Reserve Items"), and for resurfacing the parking lot located on the premises. The amount of such reserves shall be used to pay for the cost of replacement of the Reserve Items and resurfacing the parking lot from time to time as necessary. The amount of such reserves charged as an Operating Cost in any one year shall not exceed the reasonably estimated cost of such repair or replacement amortized over

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the useful life, as reasonably estimated by Landlord, of the Reserve Items or parking lot surface. All costs of replacing such roofs or resurfacing the parking lot shall be charged against such reserves. Any cost of such Reserve Items or parking lot surface in excess of the amount reserved therefor shall be amortized over the useful life of the replaced Reserve Item or resurfaced parking lot, and included in Landlord's Operating Costs in any one year only to the extent of the amortized portion properly allocable to that year. The cost of any single expense (other than property taxes and insurance premiums) incurred by Landlord, the cost of which exceeds one-half of one month's minimum monthly rent payable hereunder, shall be amortized over the useful life of the item to which such expense relates and included in Operating Costs only to the extent of the amortized portion applicable to the period for which Landlord's Operating Costs are being determined.

         6.4 INTENTION OF PARTIES. It is the intention of the parties that the rent payable by Tenant under the lease shall be a triple net lease. Landlord shall be reimbursed by Tenant for all costs and expenses paid or incurred by Landlord in connection with the leased premises and the building in which the premises are situated, to the extent provided herein.

         6.5 BOOKS AND RECORDS. Landlord shall keep at its principal place of business full, accurate and separate books of account covering Landlord's Operating Costs. The statements of Landlord to Tenant shall accurately reflect the total Operating Costs shown on such books of account. Said books of account shall be retained for Landlord for at least six months following Landlord's delivery to Tenant of the accounting for each accounting period, as provided in
Section 6.2. Tenant shall have the right at reasonable times during the term of the lease to inspect said books of account.

7. LANDLORD'S MANAGEMENT OF BUILDING

         7.1 MANAGEMENT OF BUILDING. Landlord shall have the right, in its sole discretion: (a) to close the common areas, if any, when and to the extent necessary for maintenance or renovation purposes and (b) to make changes to the common areas and parking areas, including without limitation, changes in the location or nature of driveways, entrances, exits, parking spaces, or the direction of the flow of traffic. In no event shall any such changes affect Tenant's rights hereunder or interfere with ingress to and egress from or the location of the leased premises.

         7.2 RULES AND REGULATIONS. Landlord shall have the right from time to time to promulgate, amend and enforce against Tenant and all persons upon the leased premises, reasonable rules and regulations for the safety, care and cleanliness of the premises and the building or for the preservation of good order. Tenant agrees to conform to and abide by such rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease.

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8. USE; LIMITATIONS ON USE

         8.1 TENANT'S USE OF PREMISE. Tenant agrees that the leased premises shall be used and occupied only for office and related lawful purposes and for no other purpose without Landlord's prior written consent.

         8.2 LIMITATIONS ON USE. Tenant's use of the leased premises shall be in accordance with the following requirements:

                  8.2.1 Insurance Hazards. Tenant shall neither engage in nor permit others to engage in any activity or conduct that will cause the cancellation of any fire insurance maintained by Landlord, and will pay any increase in the fire insurance premiums attributable to Tenant's particular use of the leased premises. Tenant shall, at Tenant's sole cost, comply with all requirements of any insurance organization or company pertaining to the Tenant's use of the premises necessary for the maintenance of reasonable fire and public liability insurance covering the building.

                  8.2.2 Compliance with Law. Except to the extent of Landlord's obligations under Section 8.2, above, Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements, ordinances and statutes of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use and occupancy of the leased premises by Tenant.

                  8.2.3 Waste; Nuisance. Tenant shall not commit, or suffer to be committed, any waste of the leased premises, or any nuisance or other unreasonable annoyance which may disturb the quiet enjoyment of the owners or occupants of adjacent areas, buildings or properties.

                  8.2.4 Hazardous Substances. Tenant shall conduct its business in compliance with all applicable laws and regulations governing the use, storage, transportation and discharge of hazardous substance or materials. Tenant shall indemnify, defend with counsel acceptable to Landlord and hold Landlord harmless with respect to any claims, liability or damage to persons or property, arising out of or involving any hazardous materials or substances owned, used, stored or discharged by Tenant, or Tenant's agents or invitees, on the leased premises.

                           A. Landlord and Tenant acknowledge and agree that
Tenant's obligations set forth in this Section 8.2.4 shall not apply with regard to any hazardous substance or materials that existed on the premises as of the commencement of Tenant's occupancy of the premises, or that come to be located on the premises for reasons other than those for which Tenant is responsible, as provided above. Landlord shall indemnify, defend with counsel reasonably acceptable to Tenant and hold Tenant harmless with respect to any claims, liability or damage to persons or property arising out of or involving any hazardous materials or substances that existed on the premises prior to the Tenant's occupancy of the premises, or that come to be located on the premises for reasons other than those for which Tenant is responsible, as provided above.

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                           B. Landlord's and Tenant's obligations under the
foregoing indemnifications shall include, but not be limited to, the effects resulting from of any contamination or injury to persons, property or the environment created by the existence of such hazardous material or substance on the premises and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, or compliance with laws in connection therewith. These obligations shall survive the expiration or earlier termination of this lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release the other party from its obligations under this indemnification obligation unless specifically so agreed by both parties in writing at the time of such agreement.

9. ALTERATIONS

         9.1 CHANGES BY TENANT. Any alterations, additions, improvements or changes, including any remodeling or redecorating, that Tenant may desire to make in, to or upon the leased premises, shall be made at Tenant's sole cost and expense and in compliance with all applicable governmental requirements. All such alterations and improvements shall be made only after first submitting the plans and specifications therefor to Landlord and obtaining the consent of Landlord thereto in writing. Tenant shall give Landlord not less than five and not more than ten days prior notice of the date on which the construction of such alterations or improvements will begin and, at the request of Landlord, will post and record a notice of non-responsibility on the leased premises on Landlord's behalf. Any such alterations or improvements shall at once become a part of the leased premises and, unless Landlord exercises its right to require Tenant to remove any alterations that Tenant has made to the premises, shall be surrendered to Landlord upon the expiration or sooner termination of this lease.

         9.2 MECHANICS' LIENS. Tenant shall cause to be completed in accordance with the plans and specifications therefor any improvements that Tenant causes or permits to be commenced on the leased premises, shall pay all of the costs thereof, and shall keep the leased premises and any improvements thereon at all times free of mechanics' liens and other liens for labor, services, supplies, equipment or material furnished or used for the purpose of making such improvements.

10. UTILITIES

         10.1 UTILITY SERVICE TO LEASED PREMISES. Tenant shall make all arrangements for and shall pay the charges when due for all water, gas and heat, light, power, telephone service, trash collection and all other services and utilities supplied to the leased premises during the entire term of this lease. Tenant shall promptly pay all connection and termination charges therefor. If utilities are not separately metered for the leased premises, Tenant shall pay its proportionate share, as reasonably determined by Landlord, of the costs incurred by Landlord in causing utility services to be furnished to the building of which the leased premises are a part.

         10.2 INTERRUPTIONS IN SERVICE. The suspension or interruption in utility services, or power surges or "brownouts", to the leased premises for reasons beyond the ability of Landlord

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to control shall not constitute a default by Landlord or entitle Tenant to any reduction or abatement of rent.

11. TENANT'S PERSONAL PROPERTY

         11.1 INSTALLATION OF PROPERTY. Landlord shall have no interest in any removable equipment, furniture or trade fixtures owned by Tenant or installed in or upon the leased premises solely at the cost and expense of Tenant. Prior to creating or permitting the creation of any lien or security or reversionary interest in any removable personal property to be placed in or upon the leased premises, Tenant shall obtain the written agreement of the party holding such interest to make such repairs necessitated by the removal of such property and any damage resulting therefrom as may be necessary to restore the leased premises to good condition and repair, excepting only reasonable wear and tear, in the event such property is thereafter removed from the leased premises by such party, or by any agent or representative thereof or purchaser therefrom, pursuant to the exercise or enforcement of any rights incident to the interest so created, without any cost or expense to Landlord.

         11.2 REMOVAL OF PERSONAL PROPERTY. Provided that Tenant is not then in default, at the expiration of this lease, Tenant shall have the right to remove at its own cost and expense all removable equipment, furniture or trade fixtures owned by or installed at the expense of Tenant on the leased premises during the term of this lease. All such personal property shall be removed prior to the close of business on the last day of the lease term. Tenant shall make such repairs necessitated by the removal of said property and any damage resulting therefrom as may be necessary to restore the leased premises to good condition and repair. Any such property not so removed shall be deemed to have been abandoned or, at the option of Landlord, shall be removed and placed in storage for the account and at the cost and expense of Tenant.

         11.3 INSTALLATIONS TO REMAIN. Notwithstanding the preceding, should Tenant install any driveway gates to the parking lot located on the leased premises, Tenant shall not have the right to remove such gates. Should Tenant install any security systems, telephone systems or computer network systems, Tenant shall not be entitled to remove any security sensors or telephone or computer network wiring located in the walls. Tenant shall have the right to remove all computer, telephone system or security system hardware or equipment other than such wiring.

12. CARE AND MAINTENANCE

         12.1 LANDLORD'S MAINTENANCE. Except as otherwise provided in this lease, Landlord shall be responsible for the repairs and maintenance specified in this Section 12.1. The maintenance obligation of Landlord shall be limited to any required (a) repair or replacement of the structural components of the building shell, including exterior and bearing walls, foundations, sub-flooring and roof, and (b) any required repair, maintenance and replacement, if necessary, of any encased plumbing, wiring, pipes or conduits, plantings and landscaping and the exterior of the building (unless the repair thereof is required as a result of Tenant's misuse), and (c) any machinery or equipment constituting an integral part of the building, including the heating, ventilating or air conditioning systems serving the entire building; and (d) the repair, maintenance and replacement, if necessary, of the building roofs and parking lot. Tenant shall reimburse Landlord for the costs of maintaining, replacing and repairing the items set forth in subparagraphs (b), (c) and (d), above, to the extent provided in Section 6.3 of this lease.

         12.2 TENANT'S MAINTENANCE. Except as otherwise provided in this lease, Tenant shall, at its own cost and expense:

                  12.2.1 Maintain throughout the lease term in good and sanitary order, condition, and repair, all portions of the leased premises, other than that maintained by Landlord pursuant to Section 12.1, above, including, without limitation, (a) the interior skin of the leased premises, including flooring, plumbing, exposed wiring, paint and finish and (b) any doors or windows included within the leased premises.

                  12.2.2 Notify Landlord promptly of any damage to the leased premises or the building in which they are situated, or the common areas of the building resulting from or attributable to the acts or omissions of Tenant or its agents, employees or authorized representatives, and thereafter promptly to repair all such damage at Tenant's sole cost and expense.

                  12.2.3 Remove immediately from the sidewalks and parking area any litter, debris or other unsightly or offensive matter placed or deposited thereon by the agents or customers of Tenant.

         12.3 JANITORIAL SERVICE. Tenant shall provide janitorial services for the interior of the leased premises. Landlord shall provide janitorial and trash collection services to the balance of the leases premises, including the exterior of the building, the landscaping and the parking lot. Tenant shall pay its proportionate share of the costs or increased costs incurred by Landlord in furnishing such services.

         12.4 NO RIGHT TO OFFSET. Tenant waives any right that may exist under Sections 1941 and 1942 of the California Civil Code to make repairs and to deduct the expenses thereof from the rent payable by Tenant.

13. INDEMNITY AND INSURANCE

         13.1 INDEMNIFICATION AGREEMENT. This lease is made upon the express condition that Landlord is to be free from all liability and claims for damages by reason of any injury to any person and damage to any property (including Tenant's), resulting from any cause whatsoever while, in, upon, about, or in any way connected with the leased premises or the building in which the premises are located during the term of this lease, including without limitation, damage or injury caused by the elements or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, plumbing, air conditioning, or other electrical or mechanical fixtures or equipment, excluding only any damage or injury caused by the breach by Landlord of a duty imposed by law or under this lease. Tenant hereby waives all claims against Landlord for, and agrees to indemnify, defend and hold Landlord harmless from any liability, damage, loss, cost or expense, including attorneys' fees, for any such injury or damage to persons or property, whether resulting from or attributable to the fault or neglect of Tenant or otherwise, excluding only injuries or damages caused by a breach by Landlord of a duty imposed by law or by this lease.

         13.2 DUTY TO DEFEND. Should any action or proceeding be commenced against Landlord by reason of any claim resulting from or attributable to the use and occupancy of the leased premises by Tenant, or actions taken by or for or permitted by Tenant in or about the premises or the common area, Tenant shall appear in and defend such claim at Tenant's expense with counsel reasonably satisfactory to Landlord.

         13.3 PUBLIC LIABILITY AND PROPERTY DAMAGE. Tenant agrees to maintain in force throughout the term hereof, at Tenant's sole cost and expense, a policy of commercial general liability and property damage insurance (including, but not limited to, automobile, personal injury, broad form contractual liability and broad form property damage). The initial minimum limits of liability shall be $1,000,000 per occurrence and $3,000,000 in the aggregate.

                  13.3.1 Such policies shall insure the contingent liability of Landlord and the performance by Tenant of its indemnity obligations under this lease. Landlord shall be named as an additional insured in each policy, and each policy shall contain cross-liability endorsements.

                  13.3.2 Tenant further agrees to review the amount of its insurance coverage with Landlord every five years to the end that the protection coverage afforded thereby shall be in proportion to the protection coverage afforded at the commencement of this lease. If the parties are unable to agree upon the amount of said coverage prior to the expiration of each such five-year period, then the amount of coverage to be provided by Tenant's carrier shall be adjusted to the amounts of coverage recommended in writing by an insurance broker selected by the mutual agreement of Landlord and Tenant or, if they are unable to agree, then by an independent broker designated by the Board of Directors of the Association of Independent Insurance Brokers for the city or county in which the premises are situated.

         13.4 TENANT'S PROPERTY INSURANCE. Tenant at its own cost shall maintain on all of its personal property and removable fixtures and equipment situated in, on or about the leased premises a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, in an amount not less than one hundred percent (100%) of replacement value. The proceeds of any such policy that become payable due to damage, loss or destruction of such property shall be used by Tenant for the repair or replacement thereof.

         13.5 BUSINESS INTERRUPTION INSURANCE. Tenant shall procure and maintain at its own cost and expense throughout the entire lease term business interruption insurance assuring that the minimum monthly rent will continue to be paid to Landlord for a period of twelve months following any damage or destruction to the premises by a risk that would be insured against by a standard policy of fire and extended coverage insurance having vandalism and malicious mischief endorsements.

         13.6 PROOF OF INSURANCE. Each policy of insurance required of Tenant by this lease shall be a primary policy, issued by an insurance company reasonably satisfactory to Landlord, and shall contain an endorsement requiring thirty days written notice from the insurer to

Landlord before cancellation or change in the nature, scope or amount of coverage. A copy of each policy shall be deposited with Landlord at the commencement of the initial term of this lease, and thereafter prior to the expiration of such policies and at the commencement of any renewal term.

         13.7 LANDLORD'S INSURANCE. Landlord shall maintain casualty insurance on the building in which the leased premises are situated, insuring against loss by fire and the perils covered by an extended coverage endorsement, and public liability insurance insuring against personal injury and property damage, in the amounts not less than one hundred percent (100%) of replacement value and Tenant shall be named as an additional insured in each such policy. Tenant shall pay the premiums for such insurance. Landlord shall notify Tenant of the insurance premiums payable by Tenant hereunder each year. Tenant shall pay Landlord the amount payable by Tenant at the time and in the manner provided in Section 6 of this lease.

         13.8 WAIVER OF SUBROGATION. Landlord and Tenant each release the other and their respective agents and representatives from any claims for damage to any person or property or to the leased premises that are caused from risks covered by insurance under this lease which is in force at the time of the loss, and each party shall cause each policy of insurance obtained by it hereunder to provide for a waiver of subrogation against either party in connection with any loss covered by the policy.

14. DAMAGE OR DESTRUCTION

         14.1 LANDLORD TO REPAIR. Should the leased premises or the building and other improvements in which the premises are situated be totally or partially damaged or destroyed, Landlord shall promptly repair the same, except that Landlord or Tenant shall have the option to terminate this lease if (a) the leased premises or the building and improvements in which the premises are situated cannot reasonably be expected to be restored under existing law to substantially the same condition as existed prior to such damage or destruction within one hundred eighty days from the date that the insurance proceeds become available to Landlord; or (b) if the costs of such restoration would exceed one-half of the full insured value of the building and other improvements in which the leased premises are situated; or (c) if the damage or destruction results from a casualty not customarily insured against by a policy of standard fire and extended coverage insurance having vandalism and malicious mischief endorsements. Any notice of termination given hereunder shall be given to Landlord or Tenant within fifteen days after Landlord determines the period of time required for and the estimated costs of such repair or restoration, but no later than forty-five days following the casualty.

         14.2 TERMINATION; ABATEMENT OF RENT. This lease shall not be terminated by any damage to or destruction of the leased premises or the building and other improvements of which the premises are a part unless notice of termination is given by Landlord to Tenant, or by Tenant to Landlord as provided by this
Section 14, and Tenant hereby waives the provisions of Sections 1932(2) and 1933(4) of the California Civil Code with respect to any such damage or destruction.

                  14.2.1 Should the leased premises be damaged or destroyed at any time for more than ten consecutive days during the term of this lease, there shall be an abatement or reduction of the minimum monthly rent between the date of destruction and the date of completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the leased premises. No such abatement shall exonerate any insurer from making rent continuation payments called for by any insurance maintained pursuant to Section 13.5, above. The rental abatement granted hereunder shall apply only to so much of Tenant's minimum monthly rent as exceeds any such business interruption or rent continuation insurance.

                  14.2.2 Should then-applicable laws or zoning ordinances preclude the restoration or replacement of the leased premises in the manner hereinbefore provided, then Landlord or Tenant shall have the right to terminate this lease immediately by giving written notice of termination to Tenant. Upon delivery of any such notice, both parties shall be released from all further liability under this lease.

15. CONDEMNATION

         15.1 ENTIRE PREMISES. Should title or possession of the whole of the leased premises be taken by duly constituted authority in condemnation proceedings under the exercise of the right of eminent domain, or should a partial taking render the remaining portion of the leased premises unusable for the conduct of Tenant's business, then this lease shall terminate upon the vesting of title or taking of possession.

         15.2 PARTIAL TAKING. Landlord shall have the right to terminate this lease by giving thirty days prior written notice to Tenant within thirty days after the nature and extent of the taking is finally determined if more than twenty-five percent (25%) of the floor area of the buildings is taken by eminent domain.

                  15.2.1 If Landlord does not terminate this lease as provided herein, then this lease shall remain in full force and effect. In such event, Landlord shall promptly make any necessary repairs or restoration at the cost and expense of Landlord. In such event, the minimum monthly rent from and after the date of the taking shall be reduced in the proportion that the value of the area of the portion of the leased premises taken bears to the total value of the leased premises immediately prior to the date of such taking or conveyance.

                  15.2.2 Tenant waives the provisions of Section 1265.130 of the California Code of Civil Procedure permitting a petition by Tenant to the Superior Court to terminate this lease in the event of a partial taking of the leased premises.

         15.3 TRANSFER UNDER THREAT OF CONDEMNATION. Any sale or conveyance by Landlord to any person or entity having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain under this Section 15.

         15.4 AWARDS AND DAMAGES. All payments made on account of any taking by eminent domain shall be made to Landlord, except that Tenant shall be entitled to any award made (a) for the reasonable removal and relocation costs of any removable property that Tenant has the right to remove, or for loss and damage to any such property that Tenant elects or is required not to remove.

         15.5 ARBITRATION. Any dispute concerning the extent to which a taking by condemnation renders the leased premises unsuitable for continued occupancy and use by Tenant shall be submitted to arbitration in accordance with the then-existing rules of the American Arbitration Association.

16. ASSIGNING, SUBLETTING AND HYPOTHECATING

         16.1 TRANSFERS OF LEASEHOLD ESTATE. Tenant shall not sell, transfer or assign this lease, or any part thereof or any interest therein, or hypothecate or grant any rights hereunder, or create or permit any subleases for the leased premises, or permit the premises to be occupied by anyone other than Tenant or Tenant's employees, whether voluntarily, involuntarily or by operation of law, without in each case obtaining the prior written consent of the Landlord. Any assignment, sublease, or other transfer of an interest in the leasehold estate made without the consent of Landlord shall be invalid and, at the election of Landlord, shall terminate this lease.

         16.2 ORGANIZATIONAL CHANGES OF TENANT. Except as provided in Section 16.8, if Tenant is a corporation, any dissolution, merger, consolidation or reorganization of Tenant, or the sale or transfer of more than fifty percent (50%) of the outstanding voting stock of the corporation otherwise than through transactions effected on a national stock exchange, or the sale or transfer in one or a series of related transactions of more than fifty percent (50%) of the value of the assets of Tenant, shall be deemed an assignment subject to the provisions of this Section 16.

         16.3 APPLICATIONS FOR LANDLORD'S CONSENT. If Tenant desires at any time to assign this lease or to sublet all or any portion of the premises, Tenant shall first notify Landlord of Tenant's desire to do so and shall submit in writing to Landlord (i) the name of the proposed sublessee or assignee; (ii) the nature of the proposed sublessee's or assignee's business to be carried on in the premises; (iii) all of the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as Landlord may request concerning the proposed sublessee or assignee, including, but not limited to (a) a balance sheet as of a date within ninety days of the request for Landlord's consent, and statements of income or profit and loss for the two-year period preceding the request for Landlord's consent, all of which shall be delivered in audited form if they are available, (b) two years' tax returns, and (c) two years' bank statements, unless the financial statements show a tangible net worth in excess of $5,000,000, in which case such bank statements shall not be required. Landlord agrees to hold any such financial information delivered to it in confidence, and to use it only for evaluating the proposed sublease or assignment, or such other purposes as are reasonably related to Landlord's ownership or financing of the property of which the premises are a part. Landlord shall not unreasonably withhold or delay its consent to any proposed assignment or subleasing. Landlord shall respond to any such requests made by Tenant within ten business days following Tenant's delivery of any such request. Landlord's response shall either approve such requested assignment or subletting, or shall state the specific grounds upon which Landlord's approval is denied. Any sublease, license, concession, franchise or other permission to use the premises shall be expressly subject and subordinate to all applicable terms and conditions of this lease.

         16.4 ASSUMPTION BY ASSIGNEE. Each permitted assignee or transferee shall assume all obligations of Tenant under this lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the due performance of all the terms, covenants, conditions and agreements to be performed by Tenant hereunder; provided, however, that a transferee other than an assignee shall be liable to Landlord for rent only in the amount set forth in the assignment or transfer. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a counterpart of such assignment and an instrument which contains a covenant of assumption by such assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Section 16.4, but the failure or refusal of such assignee to execute such instrument of assumption shall not release or discharge such assignee from its liability as set forth above.

         16.5 LANDLORD'S PARTICIPATION IN RENTAL OVERAGES. Consent by Landlord to any subletting or assignment shall be conditioned upon payment by Tenant to Landlord of one-half of any Rental Overages (as hereafter defined) received, directly or indirectly, by Tenant on account of such assignment or subletting. Landlord's share of any such Rental Overages shall be paid to Landlord within ten days after the receipt by Tenant of the consideration upon which such Rental Overages are based. Failure to pay Landlord its share of any Rental Overages, or any portion or installment thereof, shall be deemed to default under this lease, entitling Landlord to exercise all remedies available to it under this lease.

                  16.5.1 "Rental Overages" shall mean (a) in the case of a subletting, any net income payable under such a sublease (after deducting all broker fees and all other costs and expenses paid or incurred by Tenant in securing the sublease) paid or given, directly or indirectly, by the sublessee to Tenant pursuant to the sublease for the use of the premises, or any portion thereof, over and above the rent and any additional rent, however denominated, payable by Tenant to Landlord under this lease for the use of the premises (or portion thereof), prorating as appropriate the amount payable to Tenant to Landlord under this lease if less than all of the premises is sublet, and (b) in the case either of an assignment or a sublease, any net payment (after deducting
(i) all brokers fees and (ii) all other costs and expenses to the extent such other costs and expenses do not exceed an amount equal to two times the minimum monthly rent then in effect under this lease, paid or incurred by Tenant in securing the assignment or sublease) directly or indirectly received by the Tenant solely in exchange for entering into the sublease or assignment.

                  16.5.2 Rental Overages shall not include (a) reimbursement for any security deposit, (b) reimbursement of any improvements, fixtures or furnishings installed in the premises by Tenant, (c) any amounts paid for the business or assets of Tenant, other than the leasehold estate, or (d) any payment for personal property of Tenant, including payments made for goodwill, going concern value or similar intangible personal property.

                  16.5.3 As used herein, consideration shall include consideration in any form, including but not limited to, money, property, discounts, services, credits or any other item or thing of value. Irrespective of the form of such consideration, Landlord shall be entitled to be paid in cash in an amount equivalent to the aggregate of the cash portion of the Rental Overages and the value of any non-cash portion of the Rental Overages. If any Rental Overages are to be paid or given in installments, Tenant shall pay each such installment at the time the same is received by Tenant.

         16.6 REIMBURSEMENT OF EXPENSES. Concurrently with Landlord's consent to the proposed assignment or subletting, and as a condition thereto, Tenant shall reimburse Landlord for the reasonable costs and expenses, including attorneys' fees, incurred by Landlord in connection with the processing and documentation of the proposed transfer, assignment or sublease, in an amount that does not exceed ten percent (10%) of the rent and any additional rent, however denominated, then payable in connection with any one transaction.

         16.7 CONTINUATION OBLIGATION. No assignment or subletting by Tenant shall relieve Tenant of its obligations under this lease, and Tenant shall remain fully responsible to Landlord for the performance of all its obligations under this lease, regardless of any assignment or subletting. Any such transfer, assignment or subletting shall be subject to all of the terms and conditions of this lease, and each successive transfer, assignment or subletting shall be made only upon like conditions.

         16.8 CERTAIN TRANSFERS. Notwithstanding the foregoing provisions of this Section 16, Tenant shall have the right, with Landlord's consent, to assign this lease to a corporation with which it may merge or consolidate, to any parent or subsidiary of Tenant or a subsidiary of Tenant's parent, or to a purchaser of substantially all of Tenant's assets. Within five business days of any such assignment, such assignee shall deliver to Landlord written agreement pursuant to which such assignee agrees to assume all of the obligations of the Tenant under this lease and be bound by all of the terms hereof. In the event of any such assignment to a parent, affiliate, subsidiary or successor by merger or consolidation, none of the other provisions of this Section 16 shall be applicable to such a transfer. Notwithstanding the preceding, in no event shall any such assignment relieve the assigning Tenant of any liability whatsoever under this lease.

17. SALE OR TRANSFER OF PREMISES

         If Landlord sells or transfers all or any portion of the premises, or the building, improvements and land of which the leased premises are a part, then Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord shall transfer the security deposit or prepaid rent to Landlord's successor and on such transfer Landlord shall be discharged from any further liability with respect thereto.

18. DEFAULT BY TENANT

         Each of the following events shall constitute an Event of Default within the meaning of this lease:

         18.1 INSOLVENCY OF TENANT. If during the term of this lease (a) the Tenant or any guarantor shall make an assignment for the benefit of creditors; or (b) a voluntary or involuntary petition shall be filed by or against the Tenant or any guarantor under any law having for its purpose the adjudication of the Tenant or any guarantor as bankrupt, or the extension of time of payment, composition, adjustment, modification, settlement or satisfaction of the liabilities of the Tenant or any guarantor, or to which any property of the Tenant or any guarantor may be subject and, if the petition be involuntary, if said petition be granted; or (c) a receiver be appointed for the leased premises by reason of the insolvency or alleged insolvency of the Tenant and said receiver is not discharged within sixty days, or upon the hearing of a timely filed petition to dismiss, absolve or otherwise terminate the receivership, whichever shall later occur; or (d) any department of the state or federal government, or any officer thereof duly authorized shall take possession of the leased premises and the improvements thereon by reason of the insolvency of the Tenant and the taking of possession shall be followed by a legal adjudication of the insolvency, or bankruptcy, or receivership of Tenant.

         18.2 BREACH OF COVENANT; ABANDONMENT, ETC. If during the term of this lease, Tenant shall default in fulfilling any of the covenants or conditions of this lease (other than the covenants for the payment of rent or other charges payable by the Tenant hereunder; provided, however, that a default which is capable of being cured shall not constitute an Event of Default unless Landlord has given notice of such default to Tenant and Tenant has failed to cure such default within thirty days after its receipt of such notice or, in the case of a default which cannot with due diligence be cured within a period of thirty days, if the Tenant has failed to proceed promptly after the service of such notice to prosecute the curing of such default with all due diligence within a reasonable period of time.

         18.3 FAILURE TO PAY RENT, ETC. If the payment of the rent expressly reserved hereunder, or any part of the same, or any other rent or charge required to be paid by the Tenant hereunder or any part of the same, is not paid when due.

19. LANDLORD'S REMEDIES

         Upon the occurrence of any Event of Default:

         19.1 TERMINATION. Landlord may, at Landlord's election, terminate this lease by giving Tenant such notice as is required by Section 1161 of the California Code of Civil Procedure, or any successor statute. On the giving of any such notice, this lease shall be terminated and the same shall expire as fully and completely as if the day of such notice were the date herein specifically filed for the expiration of the term of this lease, and all of Tenant's rights in the premises and in all improvements situated thereon shall terminate. Subject to the provisions of Section 19.5 below, promptly after receiving notice of termination, Tenant shall surrender and vacate the premises and all such improvements in broom-clean condition, and

Landlord may reenter and take possession of the premises and all remaining improvements and eject all parties in possession, or eject some and not others, or eject none. Termination of this lease pursuant to this Section 19.1 shall not relieve Tenant from the payment of any sum then due to Landlord or from any claim for damages previously accrued or then accruing against Tenant.

         19.2 REENTRY WITHOUT TERMINATION. Landlord may, at Landlord's election, reenter the premises and, without terminating this lease, at any time, and from time to time relet the premises and improvements or any part of them for the account and in the name of Tenant or otherwise. Any reletting may be for the remainder of the term or for a longer or shorter period. Landlord may execute any leases made under this provision either in Landlord's name or in Tenant's name and shall be entitled to all rents from the use, operation, or occupancy of the premises or improvements or both. Tenant shall nevertheless pay to Landlord on the due date specified in this lease the equivalent of all sums required to be paid by Tenant under this lease, plus Landlord's expenses, but less the proceeds of any reletting or attornment. No act by or on behalf of Landlord under this provision shall constitute a termination of this lease unless Landlord gives notice of termination pursuant to Section 19.1, above.

         19.3 RECOVERY OF RENT. Landlord shall be entitled at Landlord's election to each installment of rent or to any combination of installments for any period before termination, plus late charges and interest as provided by
Section 3.3.2, above. The proceeds of any reletting or attornment shall be applied, when received, first to the out-of-pocket costs and expenses incurred by Landlord in recovering possession of the premises and/or effecting such reletting, including but not limited to attorneys' fees, court costs, brokerage commissions and any costs of remodeling or renovation, second to any amounts then due and unpaid by Tenant under this lease, to the extent that such proceeds for the period covered do not exceed the amount due from and charged to Tenant for the same period, and any remaining balance shall be held for the account of Tenant.

         19.4 LANDLORD'S DAMAGES. Landlord shall be entitled, at Landlord's election, to recover from Tenant all damages suffered by Landlord as a result of Tenant's default, including without limitation, the worth at the time of the award (computed in accordance with paragraph (b) of Section 1951.2 of the California Civil Code) of the amount by which the rent then unpaid for the balance of the lease term exceeds the amount of such rental loss for the same period which the Tenant proves could be reasonably avoided by Landlord.

         19.5 ASSIGNMENT OF SUBRENTS. Tenant assigns to Landlord all subrents and other sums becoming due from subtenants, licensees and concessionaires (referred to collectively herein as "subrents") during any period in which Landlord has the right under this lease, whether exercised or not, to reenter the premises on account of a default by Tenant, and Tenant shall not have any right to such sums during that period. This assignment is specifically subject and subordinate to any and all assignments of the same subrents and other sums made to a leasehold mortgagee under any leasehold mortgage permitted by the provisions of this lease. Landlord may at Landlord's election reenter the premises and improvements, without terminating this lease, and either collect these sums or bring an action for the recovery of such sums from the obligors.

         19.6 REMEDIES CUMULATIVE AND NOT EXCLUSIVE. The rights, powers and remedies of Landlord hereunder shall be in addition to all rights, powers and remedies given by statute, rule of law and in equity, and all such remedies shall be cumulative. The exercise of any one or more of such right, powers and remedies shall not be construed as a waiver or election by Landlord of any other rights, powers or remedies of Landlord arising pursuant to any provision of law or this lease.

         19.7 RIGHTS AND REMEDIES NOT WAIVED. No course of dealing between the Tenant and the Landlord or any failure or delay on the part of the Landlord in exercising any rights or remedies pursuant to law or arising pursuant to this lease shall operate as a waiver of any rights or remedies of Landlord. Neither the subsequent acceptance by Landlord of any amounts paid to it on account of or with respect to amounts owed by Tenant pursuant to this lease, or the application of any such amounts in reduction of outstanding rent or other obligations due from Tenant shall constitute a waiver or cure of default, other than default in the timely payment of the amount so accepted, regardless of Landlord's knowledge of the preceding breach. Landlord's acceptance of rent or any other payment after termination of this lease shall not entitle the Tenant to have this lease reinstated. Any waiver, express or implied, by any party hereto, of any breach by any party of any covenant or provision of this lease, shall not be, nor be construed to be, a waiver of any subsequent breach of the same or any other term or provision hereof.

20. LANDLORD'S RIGHT TO CURE DEFAULTS

         Landlord, at any time after Tenant commits a default in the performance of any of Tenant's obligations under this lease, shall be entitled to cure such default, or to cause such default to be cured, at the sole cost and expense of Tenant. If, by reason of any default by Tenant, Landlord incurs any expense or pays any sum, or performs any act requiring Landlord to incur any expense or to pay any sum, including attorneys fees and reasonable costs and expenses paid or incurred by Landlord in order to prepare and post or deliver any notice permitted or required by the provisions of this lease or otherwise permitted or contemplated by law, to appear in any bankruptcy or insolvency proceedings, or otherwise to enforce any of its rights under this lease, then the amount so paid or incurred by Landlord shall be immediately due and payable to Landlord by Tenant as additional rent. Tenant hereby authorizes Landlord to deduct said sums from any security deposit held by Landlord. If there is no security deposit, or if Landlord elects not to use any such security deposit, then such sums shall be paid by Tenant immediately upon demand by Landlord, and shall bear interest at the highest rate then permitted by law from the date on which such demand is made until the entire amount due has been paid in full.

21. SUBORDINATION OF LEASE; ESTOPPEL

         21.1 SUBORDINATION; ESTOPPEL CERTIFICATES. Tenant agrees to execute, acknowledge and deliver to Landlord upon request:

                  21.1.1 Such documents and instruments as may be necessary to subordinate this lease to (a) any mortgages or trust deeds that now exist or may hereafter be placed upon the premises by Landlord, (b) to any and all advances made or to be made thereunder, (c) to the interest on all obligations secured thereby, and (d) to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that in each case the mortgagee or beneficiary named in any such mortgage or trust deed shall agree in writing that, as long as Tenant performs its obligations under this lease, no foreclosure or deed in lieu of foreclosure, or sale under the encumbrance or other procedures to enforce the rights incident thereto, shall affect Tenant's rights under this lease.

                  21.1.2 An estoppel certificate certifying in effect that this lease is in full force and effect, that it has not been amended, that Landlord is not in default hereunder, that Tenant claims no offsets or other amounts against Landlord, and such other information as Landlord may reasonably request (e.g., the current monthly rent, the amount of any security deposit, the presence or absence of renewal or purchase options, and similar factual matters), other than such exceptions to such matters as may be claimed by Tenant as set forth in said estoppel certificate.

         21.2 ATTORNMENT. Tenant shall attorn to any purchaser at any foreclosure sale or to any grantee or transferee designated in any deed given in lieu of foreclosure.

         21.3 NONDISTURBANCE AGREEMENT. Concurrently with the execution of this lease by Tenant, Landlord shall deliver to Tenant a Nondisturbance, Subordination and Attornment Agreement in the form attached as Exhibit E from all holders of all liens encumbering the premises. If the leased premises are later financed with Santa Barbara Bank & Trust, then Tenant agrees to execute a Nondisturbance, Subordination and Attornment Agreement in the form attached as Exhibit F.

22. SIGNS AND ADVERTISING

         Tenant shall be entitled to place and maintain signs to display its trade name at such locations on the exterior of the leased premises approved by Landlord, which signs shall conform to the reasonable requirements of Landlord as to size and format. Tenant shall comply with all laws, rules and regulations affecting such signage and shall obtain approval from all municipal authorities in order to place such signage on the premises. Upon Landlord's request given prior to the termination of this lease, Tenant shall remove all of Tenant's signage on or prior to the expiration of the term of this lease.

23. LANDLORD'S ENTRY ON PREMISES

         23.1 RIGHT OF ENTRY. Landlord and its authorized representatives shall have the right to enter the premises at all reasonable times for any of the following purposes:

                  23.1.1 To determine whether the premises are in good condition and whether Tenant is complying with its obligations under this lease;

                  23.1.2 To do any necessary maintenance, repairs, or restoration to the building or the premises that Landlord has the right or obligation to perform;

                  23.1.3 To serve, post, and keep posted any notices required or allowed under the provisions of this lease, including "for rent" or "for lease" notices during the last six months of this lease, and any notices provided by law for the protection of Landlord's interest in the leased premises; and

                  23.1.4 To shore the foundations, footings, and walls of the building and to erect scaffolding and protective barricades around and about the building, but not so as to prevent entry to the premises, and to do any other act or thing necessary for the safety or preservation of the premises and the building if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or area.

         23.2 EXERCISE OF RIGHT. Tenant shall not be entitled to an abatement or reduction of minimum monthly rent on account of Landlord's entry and activities interfere with Tenant's occupancy of the leased premises. Landlord shall use reasonable care in exercising its rights under this Section in a manner that will not interfere unreasonably with Tenant's use and occupancy of the leased premises; however, Landlord shall not be liable for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the premises as provided herein, except damage resulting from the negligent or tortious acts or omissions of Landlord or its authorized representatives.

24. SURRENDER ON TERMINATION; HOLDING OVER

         24.1 SURRENDER OF PREMISES. Tenant agrees to return the leased premises (except removable trade fixtures, furniture and equipment owned or installed by Tenant), to Landlord at the expiration or sooner termination of the lease term, in good condition and repair, reasonable wear and tear excepted. Should the Tenant hold the leased premises with the consent of Landlord after the expiration of the term of this lease, then such holding over shall be construed to be only a tenancy from month-to-month and subject to all of the conditions and agreements herein contained, except that the minimum monthly rent payable hereunder shall be increased to one hundred fifty percent (150%) of the minimum monthly rent payable immediately prior to the expiration of the term of the lease.

         24.2 REMOVAL OF ALTERATIONS. Landlord, by giving written notice to Tenant at the time Landlord approves of any of Tenant's alterations, may elect to require Tenant to remove any alterations that Tenant has made to the premises. If Landlord so elects, Tenant, at its sole cost and expense, shall remove the alterations specified by Landlord in its notice, and shall make such repairs necessitated by the removal of said alterations, and any damage resulting therefrom, as may be necessary to restore the leased premises to good condition and repair, excepting only reasonable wear and tear, before the last day of the lease term.

25. GENERAL PROVISIONS

         25.1 NOTICES. All notices permitted or required under this lease shall be in writing and shall be deemed to have been given upon personal delivery, or on the first business day following the date upon which sent by telefax, or on the second business day following the date on which sent by mail, postage prepaid, addressed, in the case of Landlord, to its principal place of business or, in the case of Tenant, to the leased premises or to such other address, notice of which is given as provided herein.

         25.2 JOINT AND SEVERAL LIABILITY. Each person or entity named as a Tenant in this lease, or who hereafter becomes a Party to this lease as a tenant in the leased premises, or as an assignee of Tenant, shall be jointly and severally liable for the full and faithful performance of each and every covenant and obligation required to be performed by Tenant under the provisions of this lease.

         25.3 BINDINGS ON SUCCESSORS, ETC. Each of the terms, conditions, and obligations of this lease shall extend to and bind, or inure to the benefit of (as the case may require), the respective parties hereto, and each and every one of their respective heirs, executors, administrators, representatives, successors and assigns.

         25.4 ATTORNEYS' FEES. Should any legal action be instituted by either of the parties to enforce or construe any of the terms, conditions or covenants of this lease, or the validity thereof, the party prevailing in any such action shall be entitled to recover from the other party all court costs and reasonable attorneys' fees to be set by the court, and the costs and fees incurred in enforcing any judgment entered therein.

         25.5 PARTIAL INVALIDITY. If any term or provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforceable to the fullest extent permitted by law.

         25.6 COMPLETE AGREEMENT. This lease, and the attachments and exhibits hereto, constitute the entire agreement between the parties and may not be altered, amended, modified or extended except by an instrument in writing signed by the parties hereto. The parties respectively acknowledge and agree that neither has made any representations or warranties to the other not expressly set forth herein.

         25.7 GUARANTY. The obligations of Tenant shall be guaranteed by the execution and delivery of the Guaranty attached hereto as Exhibit G.




                   (Signatures appear on the following page.)

         IN WITNESS WHEREOF, the undersigned have executed this lease, effective on the date specified above.

                                       "TENANT'

                                       STAR VENDING, INC., a Nevada corporation

                                       By:_____________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                       Address for Notice:

                                       Prior to occupancy:

                                       740 State Street, Suite 202
                                       Santa Barbara, California 93101

                                       Following occupancy:

                                       223 East De La Guerra Street
                                       Santa Barbara, California 93101

                                       "LANDLORD"

                                       THOMAS M. SPEAR, as receiver for
                                       De La Guerra Court Investments,
                                       a California general partnership

                                       By:_____________________________________
                                             Thomas M. Spear

                                       Address for Notice:

                                       Property Management Associates
                                       Suite 200
                                       1017 North La Cienega
                                       Los Angeles, California 90069

                                EXHIBITS ATTACHED

                        Exhibit A    _    Legal Description
                        Exhibit B    _    Plot Plan
                        Exhibit C    _    Tenant Improvements Exhibit
                        Exhibit D    _    Commencement Date Certificate
                        Exhibit E    _    Nondisturbance, Subordination and
                                          Attornment Agreement (FBK)
                        Exhibit F    _    Nondisturbance, Subordination and
                                          Attornment Agreement (SBB&T)
                        Exhibit G    _    Guaranty

                                    EXHIBIT A

DESCRIPTION:

All that certain land situated in the City of Santa Barbara, County of Santa Barbara, State of California, described as follows:

All that certain land situated in the City of Santa Barbara, County of Santa Barbara, State of California, described as follows:

Commencing at the Southerly corner of Block One-hundred and seventy-two (172), said corner being formed by the intersection of the Northeasterly line of Santa Barbara Street with the Northwesterly line of De la Guerra Street as said block and streets are shown and designated on the official maps of said City of Santa Barbara, and running thence in a Northeasterly direction along said Northwesterly line of De la Guerra Street, four hundred and fifty-one 8/10 (451.8) feet to the Easterly corner of said block, said Easterly corner being formed by the intersection of said Northwesterly line of De la Guerra Street with the Southeasterly line of Garden Street as said streets are shown and designated on said official maps; thence running in a Northwesterly direction along said Southwesterly line of Garden Street, one hundred and sixty-eight 5/10 (168.5) feet to an iron pipe set in said Southwesterly line of Garden Street; thence running into said block in a Southwesterly direction parallel with said Northwesterly line of De la Guerra Street, one hundred and twenty-two 5/10 (122.5) feet to an iron pipe; thence running in a Northwesterly direction parallel with said Southwesterly line of Garden Street, sixty-three 5/10 (63.5) feet to an iron pipe; thence running South 34 (degree) 42' West, one hundred and eighty 58/10 (180.58) feet to the Northerly corner of property of said City of Santa Barbara; thence running in a Southeasterly direction parallel with said Northeasterly line of Santa Barbara Street and along the Northeasterly boundary line of said property of said City of Santa Barbara eighty-three (83) feet to the Easterly corner of said property of said City of Santa Barbara; thence running in a Southwesterly direction parallel with said Northwesterly line of De La Guerra Street one hundred and fifty (150) feet to the Southerly corner of said property of said City of Santa Barbara and to said Northeasterly line of Santa Barbara Street; and thence running in a Southeasterly direction along said Northeasterly line of Santa Barbara Street, one hundred and twenty-seven 5/10 (127.5) feet to the point or place of beginning.

EXCEPTING therefrom all that portion of said land described in the deed to the City of Santa Barbara, dated May 28, 1926 and recorded June 12, 1926 as Instrument No. 5522 in Book 98, Page 107 of Official Records.

                                    EXHIBIT B

                                    [GRAPHIC]

                                    EXHIBIT C

                           TENANT IMPROVEMENTS EXHIBIT

         THIS TENANT IMPROVEMENTS EXHIBIT constitutes an integral part of the Commercial Building Lease to which it is attached by and between the following parties:

LANDLORD:    Thomas M. Spear, as receiver for De La Guerra Court Investments, A
             California General Partnership
TENANT:      Star Vending, Inc., a Nevada Corporation
PREMISES:    800 Santa Barbara Street and 227 E. De La Guerra Street, Santa
             Barbara, California

1. GENERAL

         1.1 RESPONSIBILITY. The work described in Section 2, if any, will be performed by the Landlord (the "Landlord's Work"). The Landlord will coordinate its work with the Tenant's Work insofar as the schedule and prudent construction practice allow. The Landlord's contractor shall make the Premises available to contractors retained by the Tenant in connection with the Tenant's Work provided that such contractors (the "Contractors") shall be required by Tenant to coordinate such access and work with the Landlord's contractor. The work described in Section 3 will be performed and completed by the Tenant in accordance with the Tenant's plans and specifications (the "Tenant's Work"). Tenant acknowledges that Landlord will be performing the Landlord's Work in the Premises at the same time as the Tenant is performing the Tenant's Work.

         1.2 TENANT IMPROVEMENT ALLOWANCE. Landlord shall bear the cost of all of the Landlord's Work. Except as provided herein, Tenant shall bear the cost of all of the Tenant's Work. Landlord shall reimburse Tenant for a portion of the costs of the Tenant's Work which consist of improvements permanently affixed to and a part of the Premises, in an amount not to exceed Seventy Five Thousand Dollars ($75,000) (the "Tenant Improvement Allowance"). The Tenant Improvement Allowance shall be paid to Tenant upon the satisfaction of the following conditions: (a) Tenant shall have supplied Landlord with documentation showing that Tenant's actual expenses in performing the Tenant's Work exceed the amount of the Tenant Improvement Allowance sought to be released; (b) Tenant shall provide Landlord with all appropriate lien releases by its Contractors, subcontractors and vendors; (c) Tenant shall have supplied Landlord, and Landlord shall have approved and attached to this lease as an addendum, a schedule of the improvements acquired, constructed or installed and paid for by the Tenant Improvement Allowance, all of which shall be owned by Landlord; and
(d) all of the improvements to be constructed by Tenant in the Premises shall be completed in strict compliance with the approved plans and specifications for the Tenant's Work.

2. LANDLORD'S WORK

         Landlord shall insure adequate amperage and electrical distribution exists to the premises for normal office use in accordance with industry standards.

3. TENANT'S WORK

         All construction and installation of Tenant's leasehold improvements other than as specified in Section 2, above, shall be provided at Tenant's expense (subject to the payment of the Tenant Improvement Allowance). Landlord acknowledges that Tenant's Work will include the installation of a security system and a gate or other mechanism to control access to the parking lot. Landlord consents to such improvements, subject to Tenant's compliance with any requirements of the City of Santa Barbara in connection with them.

         3.1 PERMITS AND PLANS. If required, all building and other permits required in connection with the construction and completion of the Tenant's Work (the "Permits") shall be obtained by Tenant prior to the commencement of the Tenant's Work. The Permits shall be posted in a conspicuous location on the Premises. Tenant shall obtain Landlord's prior approval of the plans and specifications for the Tenant's Work. Such approval shall be obtained pursuant to Section 9 of the lease. Landlord shall not unreasonably withhold or delay its approval of such plans. One complete set of the plans and specifications for the Tenant's Work, as approved by Landlord, shall be kept in the Premises throughout the construction process. All construction shall be in compliance with the approved Tenant's plans and specifications.

         3.2 COMPLIANCE. All of the Tenant's Work shall comply with all applicable provisions of the Uniform Building Code adopted by the cognizant governmental agencies, all conditions of approval placed upon the operation of Tenant's business in the Premises as a part of the cognizant governmental agencies' approval of Tenant's plans and specifications, and all other applicable laws, conditions, approvals, ordinances, rules and regulations.

4. PROCEDURES

         4.1 PERFORMANCE OF TENANT'S WORK. The construction and installation of Tenant's Work shall be completed in accordance with the following procedures:

                  4.1.1 Tenant shall be responsible for obtaining all necessary approvals from all local agencies or governmental departments having jurisdiction.

                  4.1.2 Tenant shall promptly deposit all trash and debris in appropriate trash receptacles, which Tenant procures and bears all expenses of, and shall keep the area clean and picked up during construction.

                  4.1.3 Tenant shall record a Notice of Completion promptly after the completion of Tenant's Work, and shall promptly furnish Landlord a conformed copy of such Notice, as recorded.

                  4.1.4 Should the Tenant's Work involve any construction or demolition for which a building permit is required by applicable ordinances, then Tenant shall obtain "course of construction" insurance for the period during which such Tenant's Work is being performed. Such course of construction insurance shall name Landlord as an additional insured.

                  4.1.5 Tenant shall indemnify, defend and hold Landlord free and harmless from and against any liabilities, claims, damages, losses, causes of action, costs or expenses, including attorneys' fees, resulting from or attributable to any injury to persons or damage to property occurring during the course of performing Tenant's Work.

         4.2 PLAN CHECK AND BUILDING CODE PERMIT APPLICATION. If required, the Tenant shall submit to the cognizant governmental agency Tenant's plans and specifications and building permit application at such time as is reasonably necessary to obtain a building permit for and complete the Tenant's Work. The Tenant shall be solely responsible for coordinating the timing of its submittal to the governmental agencies to avoid delays in start of construction.

         4.3 TENANT'S RESPONSIBILITY FOR TENANT'S PLANS AND SPECIFICATIONS. Landlord's approval of all Tenant's plans and specifications shall be made in accordance with the applicable Section of the lease. After the Landlord's approval of Tenant's plans and specifications, no material changes shall be made to such Tenant's plans and specifications without the prior written consent of the Landlord. The Landlord's review and/or approval of plans as herein specified is for compliance with the Landlord's criteria only, and such approval does not relieve the Tenant of responsibility for compliance with this lease and any documents referred to therein, any conditions of approval or other restrictions affecting the building, field verification of dimensions and existing conditions, discrepancies between Tenant's plans and specifications and the as-built conditions of the premises, coordination with other trades and job conditions, or compliance with all codes and regulations applicable to the Tenant's Work. No responsibility for proper architecture, engineering, safety and/or design of facilities or compliance with applicable codes and regulations is implied or inferred from the Landlord's approval of the Tenant's plans.

                                    EXHIBIT D

                          COMMENCEMENT DATE CERTIFICATE

         THIS EXHIBIT, when executed and delivered by the Landlord and Tenant named in the lease to which it is attached, shall constitute an integral part of that lease (the "Lease"). For purposes of the Lease, the following terms shall have the meanings ascribed to them in this Exhibit:

         1. COMMENCEMENT DATE. The date on which Landlord delivered possession of the leased premises to Tenant is June 10, 1996.

         2. RENT COMMENCEMENT DATE. The date on which Tenant first becomes obligated to pay rent under the Lease is: June 10, 1996.

         3. EXPIRATION DATE. The date on which the Initial Term of the Lease expires is: June 30, 2003.

         4. FREE RENT MONTHS. The months in which Tenant shall not be obligated to pay rent, or reimburse Landlord's Operating Costs, as provided in Section 3.5 of the Lease, are the months of July, 1996, July, 1997 and July, 1998.

         5. SIZE OF PREMISES. The agreed-upon size of the buildings comprising the premises for all purposes under this Lease is Thirteen Thousand Eighty-Five (13,085) square feet. Of this, 12,327 square feet is agreed to be office space, the rent for which shall be the agreed upon amount (initially $1.30 per square feet, NNN), and 758 square feet is agreed to the storage space, the rent for which shall be one-half of the agreed upon amount (initially $0.65 per square foot).

         6. INITIAL MINIMUM MONTHLY RENT. The initial minimum monthly rent payable pursuant to Section 3.1 of the Lease shall be Sixteen Thousand Five Hundred Seventeen and 80/100 Dollars ($16,517.80), consisting of $16,025.10 for the office space and $492.70 for the storage space.

         7. FULL FORCE AND EFFECT. Except as supplemented by the provisions of this Certificate, when executed by Landlord and Tenant, the terms of the Lease shall remain in full force and effect.

         8. COUNTERPARTS. This Commencement Date Certificate may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, notwithstanding that Landlord and Tenant are not signatories to the same counterpart.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Certificate to be executed on the dates set forth below.

"LANDLORD"                             "TENANT"

THOMAS M. SPEAR, as receiver for       STAR VENDING, INC.,
De La Guerra Court Investments,        a Nevada corporation
a California general partnership

By:_______________________________     By:_____________________________________
   Thomas M. Spear                        Name:________________________________
                                          Title:_______________________________

                                    EXHIBIT E
Recording Requested By:

When Recorded, Return to:
FBK Investments
801 Garden Street
Suite 300
Santa Barbara, CA 93101              (Space above this line for Recorder's use)
===============================================================================

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

NOTICE: THIS AGREEMENT CONTAINS A SUBORDINATION CLAUSE WHICH MAY RESULT IN YOUR
  LEASEHOLD INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY
           THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

         THIS AGREEMENT, dated for reference purposes as of the ____ day of _______, 1996, is entered into by and by and among STAR VENDING, INC., a corporation (herein, the "Lessee"), THOMAS M. SPEAR, in his capacity as Receiver (herein, the "Lessor"), and FBK INVESTMENTS, LLC, a California limited liability company (herein "Investor"), and is made with reference to the following facts:

RECITALS:

         A. Investor has succeeded to the entire interest of County Savings Bank (the "Lender") as the Beneficiary of that certain Deed of Trust, Assignment of Rents and Security Agreement executed by De La Guerra Court Investments, a partnership, as Trustor (the "Borrower"), recorded on the 1st day of July, 1988 as Instrument No. 88-040140 in the Official Records of the County Recorder of Santa Barbara County (herein, the "Deed of Trust"), and to the promissory note secured thereby.

         B. The Deed of Trust encumbers that certain real property more particularly described in Exhibit A, attached hereto and by this reference incorporated herein, and any improvements situated thereon (herein, the "Property") for the purpose of securing the repayment of a loan previously made by County Savings Bank to De La Guerra Court Investments (herein, the "Loan").

         C. Concurrently with the execution of this Agreement, Lessee is entering into a lease for that portion of the Premises commonly known as 223 East De La Guerra Street and 800 Santa Barbara Street (the "Premises") in Santa Barbara, California (such lease and all amendments thereto being referred to collectively herein as the "Lease") and desires to receive assurance from the Investor that Investor will not disturb the possession of the Premises by Lessee following Investor's foreclosure of the Deed of Trust.

         D. Investor is willing to give such assurances provided that Lessee performs all of its obligations under the Lease and this Subordination Agreement.

         NOW, THEREFORE, for valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

1. SUBORDINATION

         1.1 PRIORITY OF DEED OF TRUST. Lessee acknowledges that the Lease is subordinate to the Deed of Trust. Accordingly, the leasehold estate arising under the Lease, and the rights of the Lessee in, to or under the Lease and in and to the Premises, are and shall remain in all respects and for all purposes junior and subordinate to (a) the lien of the Deed of Trust, (b) all advances made thereunder, (c) any and all amendments, supplements, modifications, renewals, extensions or replacements thereof, and (d) the rights and interest of the holder of the Deed of Trust.

         1.2 SUBORDINATION TO PERMANENT LENDER. Lessee acknowledges that, after completion of its pending foreclosure proceeding, Investor will refinance the Property with an institutional lender from whom Lender has obtained a permanent loan commitment. Lessee agrees to comply with Section 21 of the Lease with respect to such institutional lender.

2. ATTORNMENT BY LESSEE

         2.1 ATTORN TO INVESTOR. Should the Investor or any other Foreclosure Purchaser (as defined in Section 2.3, below) acquire title to the Premises as the result of a foreclosure under the Deed of Trust, or a conveyance in lieu of foreclosure, or it Investor otherwise succeeds to the interest of the Borrower under the Lease, Lessee (a) will attorn to and recognize Investor as the substitute Lessor under the Lease and (b) shall be bound to Investor under all of the terms, covenants and conditions of the Lease for the balance of the term thereof, and any extensions or renewals thereof effected in accordance with the terms of the Lease, with the same force and effect as if Investor were the original Lessor under the Lease.

         2.2 ADDITIONAL DOCUMENTS. Lessee's attornment to and recognition of Investor as a substitute lessor shall be upon all of the terms, covenants, conditions and agreements set forth in the Lease, except as amended by this Agreement, and shall be effective and self-operative immediately upon Investor's succeeding to the interest of the Borrower under the Lease. Upon request of Investor, the parties shall execute and deliver appropriate agreements of attornment and recognition, but this Agreement shall be self-executing and no such separate agreements shall be required to effectuate Lessee's recognition of and attornment to Investor as provided herein.

         2.3 ATTORNMENT TO FORECLOSURE PURCHASERS. Subject to the performance by Investor or its successor-in-interest of the obligations set forth in Section 3, below, the attornment obligation of Lessee hereunder shall extend to and include the following persons, each of whom is referred to herein as a "Foreclosure Purchaser:" (a) Investor; (b) any person other than Investor who acquires title to the Premises at a judicial or nonjudicial foreclosure sale conducted under or pursuant to the Deed of Trust; and (c) any person acquiring title to the Premises following the acquisition of title to the Premises by foreclosure, by deed in lieu of foreclosure, or otherwise from a person indemnified in (a) or
(b) above.

3. LESSEE'S RIGHTS TO POSSESSION

         So long as Lessee is not in default (beyond any period given to Lessee under the Lease to cure defaults) in the payment of rent or other amounts owing under the Lease or in the performance of any of the terms, covenants or conditions of the Lease or this Agreement:

         3.1 INVESTOR'S DUTY TO NOT DISTURB. Neither Investor nor any other Foreclosure Purchaser shall disturb or interfere with Lessee's possession of the Premises or Lessees's rights and privileges under the Lease, or any extensions or renewals thereof effected in accordance with the terms of the Lease; and

         3.2 COVENANT NOT TO JOIN IN FORECLOSURE. Investor will not join Lessee as a party defendant in any action or proceeding to foreclose upon the Deed of Trust unless such joinder is necessary to foreclose the Deed of Trust and then only for such purpose and not for the purpose of terminating the Lease.

         3.3 PERFORMANCE. Upon the acquisition by Investor or any Foreclosure Purchaser of title to the Property, then such person or entity shall, as long as it continues to hold title to the Property, perform the duties and obligations of the Lessor under the Lease to the extent that such duties and obligations arise or continue after the date on which such person or entity has acquired such title and are susceptible of performance by such person or entity, but nothing herein shall be construed to require such person or entity to perform any duty or obligation of the Lessor arising under the Lease which (a) by its nature cannot be performed by such person or entity or (b) which arises subsequent to the date on which such person or entity ceases to hold title to the Property.

4. LIMITATION ON OBLIGATIONS OF INVESTOR

         4.1 LIMITATION ON INVESTOR'S OBLIGATIONS. Nothing herein shall be construed to be an assumption by Investor of any of the duties or obligations of the Lessor under the Lease, and Investor shall not be liable for the performance of any such duties or obligations unless and until Investor acquires title to the leasehold estate.

         4.2 LIMITATION ON LIABILITY. Neither Investor nor any other Foreclosure Purchaser shall be bound by:

                  4.2.1 Any rent or additional rent which Lessee might have paid for more than the then-current installment.

                  4.2.2 Any amendment or modification of the Lease made without Investor's consent.

                  4.2.3 Any provision of the Lease restricting the use of other properties owned by Investor, as Lessor, for purposes which compete with Lessee.

         4.3 DEFAULTS BY PRIOR LESSOR. Should any default by the Lessor under the Lease remain uncured at the time that Investor acquires title to the leasehold estate, Lessee will give Investor or any Foreclosure Purchaser such time as is reasonably required to cure such default or rectify such occurrence, provided Investor or any Foreclosure Purchaser uses reasonable diligence to correct the same. Lessee agrees that notwithstanding any provision of the Lease to the contrary, it will not be entitled to cancel the Lease, or to abate or offset against the rent, or to exercise any other right or remedy, unless and until Investor or any Foreclosure Purchaser has been given notice of default and reasonable opportunity to cure such default as provided herein, notwithstanding any prior failure by a prior Lessor (including Borrower) to cure such default within a reasonable period of time after notice thereof.

5. ASSIGNMENT OF RENTS

         5.1 NOTICE OF ASSIGNMENT. The Deed of Trust contains an assignment to Investor by Borrower of Borrower's interest in and to the rents and other payments due under the Lease, subject to license in favor of Borrower to collect such rents for so long as Borrower is not in default under any of the documents or instruments creating, evidencing, guaranteeing or securing the payment of or insuring the Loan (the "Loan Documents").

         5.2 REMITTANCE TO RECEIVER. Lessee understands that Lessor is a Receiver appointed for the Property under the Deed of Trust. Lessee shall remit all rental payments to Lessor as the Receiver for the Property until such time as the Receiver has been discharged, and shall thereafter remit all rental payments to the Foreclosure Purchaser acquiring title to the Property or to any other person who succeeds to the interest of Borrower/Lessor under the Lease. Lessee shall be credited under the Lease for all amounts remitted pursuant to this Section 5.

6. COVENANTS AND WARRANTIES OF LESSOR AND LESSEE

         6.1 COVENANT AGAINST FURTHER ENCUMBRANCE. Neither Lessor nor Lessee shall permit the Lease to become subordinate to the lien of any mortgage or security instrument, other than the Deed of Trust securing payment of the Loan.

         6.2 PREPAID RENTS. Lessee shall not prepay, and Lessor shall not accept, any of the rents or income due under the Lease for more than one (1) month in advance, except with the written consent of Investor.

         6.3 AMENDMENTS TO LEASE. Lessor and Lessee shall not terminate the lease for any reason other than an uncured default by Lessee, and Lessor and Lessee shall not alter amend the Lease, or cause or accept a surrender of the leasehold estate, without the prior written consent of Investor.

         6.4 OPTION RIGHTS. Lessee has no right, title or interest in the Premises (except as Lessee under the Lease) arising under any option, contract, agreement or deed, for the purchase of, or affecting, all or any part of the Premises, whether by verbal understanding or by recorded or unrecorded instrument, other than those rights that are expressly set forth in the Lease.

7. GENERAL PROVISIONS

         7.1 SUCCESSORS AND ASSIGNS. This Agreement and each and every covenant, agreement and other provision hereof shall be binding upon the parties hereto and their respective heirs, administrators, representatives, successors, assigns and personal representatives, including without limitation each and every from time to time holder of the Lease or any other person having an interest therein and shall inure to the benefit of the Investor and its successors and assigns.

         7.2 MERGER OF INTERESTS. If both the Lessor's and the Lessee's estates in the Premises or the improvements or both become vested in the same owner, the Lease shall nonetheless survive and shall not be terminated by the merger of such estates except at the express written election of Investor.

         7.3 GOVERNING LAW. This Agreement is made and executed under and in all respects is to be governed by and construed in accordance with the laws of the State where the Premises are situated.

         7.4 INTERPRETATION. As used in this agreement, and whenever the context indicates or requires, the masculine, feminine and neuter gender and the singular or plural numbers shall each be deemed to include the other, and the words "person" and party shall include any corporation, partnership, firm trust, or association. The captions to the various sections and paragraphs of this agreement are for convenience and reference purposes only and are not intended and shall not be construed to limit the provisions to which they relate.

         7.5 NOTICES. Any notices permitted or required hereunder shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivery of a legible copy was made personally or by facsimile transmission, or
(b) on the second business day after the date on which mailed by registered or certified mail, return receipt requested, addressed to the party for whom intended at the address set forth on the signature page of this agreement or such other address, notice of which is given as provided herein.

         7.6 REMEDIES. Each party hereto shall be entitled to specific performance of the covenants, agreements and rights contained in this Agreement. It is the express intent of all parties hereto that all remedies proved at law or in equity, including the right to specific performance as herein provided, shall be cumulative.

         7.7 MODIFICATION OR AMENDMENT. This Agreement may not be amended or modified in any manner other than by agreement in writing signed by all of the parties hereto.

                    (Signatures appear on the following page)

         IN WITNESS WHEREOF, the parties hereto have each caused this Subordination, Agreement to be executed as of the date first above written.


          NOTICE: THIS AGREEMENT CONTAINS A SUBORDINATION CLAUSE WHICH
         ALLOWS THE LESSOR UNDER YOUR LEASE TO OBTAIN A LOAN, A PORTION
          OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT
                             OF THE LEASED PREMISES


              LESSEE:                                     LESSOR:

STAR VENDING, INC.                          Thomas M. Spear
----------------------------------          -----------------------------------
 (printed name of lessee)                      (printed name of Borrower)

By:                                         By:
   -------------------------------             --------------------------------
Printed Name:                               Printed Name:  Thomas M. Spear
             ---------------------                       -----------------
Title:                                      Title: Receiver
       ---------------------------                --------
Address for Notices:                        Address for Notices:
Star Vending Inc.                           Thomas M. Spear
223 East De La Guerra Street                1017 N. La Cienega Blvd.
Santa Barbara, CA 93101                     Suite 200
                                            Los Angeles, CA 90069


           INVESTOR:

FBK INVESTMENTS, LLC
a California limited liability company


By:
   -------------------------------
Printed Name: Thomas Foley
              --------------------
Title:        General Manager
              --------------------

ADDRESS FOR NOTICES:
FBK Investments
801 Garden Street
Suite 300
Santa Barbara, CA 93101

                                    EXHIBIT F
Recording Requested By:

When Recorded, Return to:
Real Estate Loan Division
Santa Barbara Bank & Trust
20 East Carrillo Street
PO Drawer JJ
Santa Barbara, CA 93101
Loan No.                             (Space above this line for Recorder's use)
===============================================================================

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

   NOTICE: THIS AGREEMENT CONTAINS A SUBORDINATION CLAUSE WHICH MAY RESULT IN
       YOUR LEASEHOLD INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF
          LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY
                                   INSTRUMENT.

         THIS AGREEMENT, dated for reference purposes as of the ___ day of __________, 19__, is entered by and by and among
_____________________________________________, a _______________________
(herein, the "Lessee"), a ______________________________, a _______________
(herein, the "Borrower" or the "Lessor"), and SANTA BARBARA BANK & TRUST, a California corporation (herein, "Lender"), and is made with reference to the following facts:

         RECITALS:

         A. Lender has agreed to make a loan (herein, the "Loan") to Borrower, the repayment of which will be secured by a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (herein, the "Deed of Trust") on that certain real property more particularly described in Exhibit A, attached hereto and by this reference incorporated herein, and any improvements situated thereon (herein, the "Premises").

         B. Lessee is the present lessee under that certain lease in which Borrower is named as the Lessor dated __________________, 19___, demising a portion of the Premises (such lease and all amendments thereto being referred to collectively herein as the "Lease").

         C. The agreement pursuant to which Lender is making the Loan (herein, the "Loan Agreement") requires the Deed of Trust be the senior encumbrance on the Property and further requires, as a condition precedent to Lender's disbursement of the Loan proceeds, that Lessee subordinate the Lease and its interest in the Premises in all respects to the lien of the Deed of Trust.

         D. Lender has agreed not to disturb the Lessee's possession of the Premises provided that Lessee performs all of its obligations under the Lease and this Subordination Agreement.

         NOW, THEREFORE, for valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:

1. SUBORDINATION

         1.1 PRIORITY OF DEED OF TRUST. The Lease is hereby subordinated to the Deed of Trust. Accordingly, the leasehold estate arising under the Lease, and the rights of Lessee in, to or under the Lease and in and to the Premises, are and shall remain in all respects and for all purposes junior and subordinate to
(a) the lien of the Deed of Trust, (b) all advances made thereunder, (c) any and all amendments, supplements, modifications, renewals, extensions or replacements thereof, and (d) the rights and interest of the holder the Deed of Trust, as fully and with the same effect as if the Deed of Trust had been duly executed, acknowledged and recorded, and the indebtedness secured thereby had been fully disbursed, prior to the execution of the Lease or possession of the Premises by Lessee or its predecessors-in-interest.

         1.2 PURCHASE OPTIONS. Any options or rights contained in the Lease to acquire title to the Premises are hereby made subject and subordinate to the rights of the Lender under the Deed of Trust, and any acquisition of title to the Premises made by Lessee during the term of the Deed of Trust shall be made subordinate and subject to the Deed of Trust unless Lender reconveys the Deed of Trust as to that portion of the Premises acquired by Lessee. In any action or proceeding to foreclose the Deed of Trust, the Lender shall have the right, in its sole discretion, to extinguish any options or rights held by Lessee to acquire title to the Premises.

         1.3 DISBURSEMENT OF LOAN PROCEEDS. Lessee acknowledges that Lender is under no obligation or duty to monitor or supervise the application or use of the Loan proceeds. Lender has made no representations to Lessee as to whom the Loan proceeds will be disbursed or how the proceeds will be applied or expended. Any application or use of the Loan proceeds for purposes other than as provided for by the Loan Agreement shall not defeat or impair in whole or in part the subordination of the Lease to the Deed of Trust.

2. ATTORNMENT BY LESSEE

         2.1 ATTORN TO LENDER. Should the Lender or any other Foreclosure Purchaser acquire title to the Premises as the result of a foreclosure under the Deed of Trust, or a conveyance in lieu of foreclosure, or if Lender otherwise succeeds to the interest of Borrower under the Lease, Lessee (a) will attorn to and recognize Lender as the substitute Lessor under the Lease, and (b) shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof, and any extensions or renewals thereof effected in accordance with the terms of the Lease, with the same force and effect as if Lender were the original Lessor under the Lease.

         2.2 ADDITIONAL DOCUMENTS. Lessee's attornment to and recognition of Lender as a substitute lessor shall be upon all of the terms, covenants, conditions and agreements set forth in the Lease, except as amended by this Agreement, and shall be effective and self-operative immediately upon Lender's succeeding to the interest of the Borrower under the Lease. Upon request of Lender, the parties shall execute and deliver appropriate agreements of attornment and recognition, but this Agreement shall be self-executing and no such separate agreements shall be required to effectuate Lessee's recognition of and attornment to Lender as provided herein.

         2.3 ATTORNMENT TO FORECLOSURE PURCHASERS. Subject to the performance by Lender, any Foreclosure Purchaser, or their respective successor-in-interest of the obligations set forth in Section 3, below, the attornment obligation of Lessee hereunder shall extend to and include the following persons, each of whom is referred to herein as a "Foreclosure Purchaser:" (a) Lender; (b) any person other than Lender who acquires title to the Premises at a judicial or nonjudicial foreclosure sale conducted under or pursuant to the Deed of Trust; and (c) any person acquiring title to the Premises following the acquisition of title to the Premises by foreclosure or by deed in lieu of foreclosure, or otherwise from a person identified in (a) or (b) above.

3. LESSEE'S RIGHTS TO POSSESSION

         So long as Lessee is not in default (beyond any period given to Lessee under the Lease to cure defaults) in the payment of rent or other amounts owing under the Lease or in the performance of any of the terms, covenants or conditions of the Lease or this Agreement:

         3.1 LENDER'S DUTY TO NOT DISTURB. Neither Lender nor any other Foreclosure Purchaser shall disturb or interfere with Lessee's possession of the Premises or Lessees's rights and privileges under the Lease, or any extensions or renewals thereof effected in accordance with the terms of the Lease; and

         3.2 COVENANT NOT TO JOIN IN FORECLOSURE. Lender will not join Lessee as a party defendant in any action or proceeding to foreclose upon the Deed of Trust unless such joinder is necessary to foreclose the Deed of Trust and then only for such purpose and not for the purpose of terminating the Lease.

         3.3 PERFORMANCE. Upon the acquisition by Investor or any Foreclosure Purchaser of title to the Property, then such person or entity shall, as long as it continues to hold title to the Property, perform the duties and obligations of the Lessor under the Lease to the extent that such duties and obligations arise or continue after the date on which such person or entity has acquired such title and are susceptible of performance by such person or entity, but nothing herein shall be construed to require such person or entity to perform any duty or obligation of the Lessor arising under the Lease which (a) by its nature cannot be performed by such person or entity or (b) which arises subsequent to the date on which such person or entity ceases to hold title to the Property.

4. LIMITATION ON OBLIGATIONS OF LENDER

         4.1 LIMITATION ON LENDER'S OBLIGATIONS. Nothing herein shall be construed to be an assumption by Lender of any of the duties or obligations of Lessor under the Lease, and Lender shall not be liable for the performance of any such duties or obligations unless and until Lender acquires title to the leasehold estate.

         4.2 LIMITATION ON LIABILITY. Lessee shall have no claim against Lender or any other Foreclosure Purchaser resulting from, and neither Lender nor any other Foreclosure Purchaser shall be liable for any act, omission and/or breach of the Lease by any prior lessor under the Lease (including but not limited to the Borrower).

                  4.2.1 In no event shall Lender or any other Foreclosure
Purchaser:

                           A. Assert against Lender any right of set-off or
other defense which Lessee may have against any prior lessor (including Borrower) under the Lease on account of a default by Borrower that occurs prior to the date on which Lessor acquires title to the leasehold estate.

                           B. Be liable for any act or omission of any prior
Lessor (including Borrower) under the Lease occurring prior to the date on which Lessor acquires title to the leasehold estate.

                           C. Be liable for the return of any security deposit
except to the extent actually received by La1der from Borrower.

                  4.2.2 Neither Lender nor any other Foreclosure Purchaser shall be bound by:

                           A. Any rent or additional rent which Lessee might
have paid for more than the then-current installment.

                           B. Any amendment or modification of the Lease made
without Lender's consent.

                           C. Any provision of the Lease relating to the
application of insurance or condemnation proceeds or the restoration of the Premises by the Lessor upon the occurrence of a casualty loss thereto or a taking thereof if such provision is inconsistent with the provisions of the Deed of Trust.

                           D. Any provisions of the Lease regarding the
commencement or completion of any construction.

                           E. Any provision of the Lease restricting the use of
other properties owned by Lender, as Lessor, for purposes which compete with Lessee.

         4.3 DEFAULTS BY PRIOR LESSOR. Should any default by Borrower under the Lease remain uncured at the time that Lender acquires title to the leasehold estate, Lessee will give Lender such time as is reasonably required to cure such default or rectify such occurrence, provided Lender uses reasonable diligence to correct the same. Lessee agrees that notwithstanding any provision of the Lease to the contrary, it will not be entitled to cancel the Lease, or to abate or offset against the rent, or to exercise any other right or remedy, unless and until Lender or any Foreclosure Purchaser have been given notice of default and reasonable opportunity to cure such default as provided herein, notwithstanding any prior failure by a prior

Lessor (including Borrower) to cure such default within a reasonable period of time after notice thereof.

         4.4 RELEASE FROM LIABILITY UPON SALE. Upon any sale or other transfer by a Foreclosure Purchaser of its interest in the Premises after acquiring title to the same, such Foreclosure Purchaser shall automatically be released and discharged from all liability thereafter arising under the Lease.

5. ASSIGNMENT OF RENTS

         5.1 NOTICE OF ASSIGNMENT. The Deed of Trust contains an absolute assignment to Lender by Borrower of Borrower's interest in and to the rents and other payments due under the Lease, subject to a license in favor of Borrower to collect such rents for so long as Borrower is not in default under any of the documents or instruments creating, evidencing, guaranteeing or securing the payment of or insuring the Loan (the "Loan Documents").

         5.2 DUTY TO REMIT TO LENDER. Should Borrower default in the performance of its obligations under the Loan Documents, Lender may, at its option, require that all rents and other payments due under the Lease be paid directly to Lender. Borrower hereby authorizes and directs Lessee, and the Lessee agrees, to remit any payments due under the terms of the Lease directly to Lender upon Lessee's receipt of notice of any such default from Lender.

         5.3 CREDIT TO LESSEE. Lessee shall be credited under the lease for all amounts remitted to Lender pursuant to this Section 5. The assignment of rents made by Borrower is not intended and shall not be construed to diminish any of the obligations of the Borrower under the Lease, or to impose any such obligations on the Lender.

6. COVENANTS AND WARRANTS OF LESSOR AND LESSEE

         6.1 COVENANT AGAINST FURTHER ENCUMBRANCE. Neither Lessor nor Lessee shall permit the Lease to become subordinate to the lien of any mortgage or security instrument, other than the Deed of Trust securing payment of the Loan.

         6.2 PREPAID RENTS. Lessee shall not prepay, and Lessor shall not accept, any of the rents or income due under the Lease for more than one (1) month in advance, except with the written consent of Lender.

         6.3 AMENDMENTS TO LEASE. Lessor and Lessee shall not alter, amend or terminate the Lease, or cause a surrender of the leasehold estate, without the prior written consent of Lender.

         6.4 OPTION RIGHTS. Lessee has no right, title or interest in the Premises (except as Lessee under the Lease) arising under any option, contract, agreement or deed, for the purchase of, or affecting, all or any part of the Premises, whether by verbal understanding or by recorded or unrecorded instrument, other than those rights that are expressly set forth in the Lease.

         6.5 RELIANCE BY LENDER. Lessor and Lessee acknowledge that Lender will be disbursing the Loan proceeds in reliance upon the agreements contained in this Agreement, and that Lender would not make the Loan or disburse the Loan proceeds but for the warranties and covenants given by Borrower and Lessee pursuant to this Agreement.

7. GENERAL PROVISIONS

         7.1 SUCCESSORS AND ASsIGNS. This Agreement and each and every covenant, agreement and other provision hereof shall be binding upon the parties hereto and their respective heirs, administrators, representatives, successors, assigns and personal representatives, including without limitation each and every from time to time holder of the Lease or any other person having an interest therein and shall inure to the benefit of the Lender and its successors and assigns.

         7.2 MERGER OF INTERESTS. If both the Lessor's and the Lessee's estates in the Premises or the improvements or both become vested in the same owner, the Lease shall nonetheless survive and shall not be terminated by the merger of such estates except at the express written election of Lender.

         7.3 GOVERNING LAW. This Agreement is made and executed under and in all respects is to be governed by and construed in accordance with the laws of the State where the Premises are situate.

         7.4 INTERPRETATION. As used in this agreement, and whenever the context indicates or requires, the masculine, feminine and neuter gender and the singular or plural numbers shall each be deemed to include the other, and the words "person" and "party" shall include any corporation, partnership, firm, trust or association. The captions to the various sections and paragraphs of this agreement are for convenience and reference purposes only and are not intended and shall not be constituted to limit the provisions to which they relate.

         7.5 NOTICES. Any notices permitted or required hereunder shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivery of a legible copy was made personally or by facsimile transmission, or
(b) on the second business day after the date on which mailed by registered or certified mail, return receipt requested, addressed to the party for whom intended at the address set forth on the signature page of this agreement or such other address, notice of which is given provided herein.

         7.6 REMEDIES. Each party hereto shall be entitled to specific performance of the covenants, agreements and rights contained in this Agreement. It is the express intent of all parties hereto that all remedies proved at law or in equity, including the right to specific performance as herein provided, shall be cumulative.

         7.7 MODIFICATION OR AMENDMENT. This Agreement may not be amended or modified in any manner other than by agreement in writing signed by all of the parties hereto.

                    (Signatures appear on the following page)

         IN WITNESS WHEREOF, the parties hereto have each caused this Subordination, Agreement to be executed as of the date first above written.

          NOTICE: THIS AGREEMENT CONTAINS A SUBORDINATION CLAUSE WHICH
        ALLOWS THE LESSOR UNDER YOUR LEASE TO OBTAIN A LOAN, A PORTION OF
             WHICH MAY BE EXPENDED FOR OTHER THAN IMPROVEMENT OF THE
                                 LEASED PREMISES

               LESSEE:                             BORROWER:

----------------------------------     ----------------------------------------
      [printed name of Lessee]              [printed name of Borrower]
By:                                    By:
   -------------------------------        -------------------------------------
Printed Name:                          Printed Name:
             ---------------------                  ---------------------------
Title:                                 Title:
      ----------------------------           ----------------------------------

Address for Notices:                   Address for Notices:

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

              LESSEE:

----------------------------------
    [printed name of Lessee]

Santa Barbara Bank & Trust
a California corporation

By:
   -------------------------------

Printed Name:
             ---------------------
Title:
      ----------------------------

Address for Notices:

Real Estate Loan Division
Santa Barbara Bank & Trust
20 East Carrillo Street
P.O. Drawer JJ
Santa Barbara, CA  93102

                                    EXHIBIT G

                        GUARANTY OF TENANT'S OBLIGATIONS

         THIS EXHIBIT constitutes an integral part of the Commercial Building Lease between the following parties:

LANDLORD:   Thomas M. Spear, as Receiver for de la Guerra Court Investments, a
            California General Partnership

TENANT:     STAR Vending, Inc., a Nevada Corporation

PREMISES:   800 Santa Barbara Street and 227 E. de la Guerra Street,
            Santa Barbara, California

         FOR VALUABLE CONSIDERATION, the undersigned, hereinafter called "Guarantor," as an inducement to Landlord to enter into the lease, and intending to be legally bound, hereby agree as follows:

1. GUARANTEE OF PERFORMANCE. The undersigned unconditionally guarantees to the Landlord named in the foregoing lease, the full and faithful performance by the Tenant named above, its successors or assigns, of all of its obligations as Tenant under said lease, including, without limitation, the obligation to pay rent and other charges and obligations required to be paid and performed by Tenant under the terms of said lease. In the event of Tenant's failure, or the failure of its successors or assigns, if any, to pay said sums or to render any other performance required of Tenant, when due, the undersigned will forthwith pay all amounts that may be due and will forthwith perform all of the provisions of said lease to be performed by Tenant and pay all damages that may result from the nonperformance thereof by Tenant.

2. PRIMARY LIABILITY. The undersigned further agree that the liability under this Guaranty of the undersigned shall be primary. In any right of action which may accrue to Landlord, its successors or assigns, under said lease or this Guaranty, Landlord and its successors or assigns, at their option may proceed against the undersigned without having taken or commenced any action or obtained any judgment against Tenant and without applying any security deposit or other property of Tenant or any other person held as collateral security for the performance of the obligations of Tenant under the lease or otherwise to the discharge of the obligations of Tenant under the lease.

3. MODIFICATIONS TO LEASE. The undersigned agree that the lease may be altered, amended, or modified by an agreement between the Landlord and the Tenant, or by course of conduct of the parties. This Guaranty shall continue in full force and effect following any such alteration, modification, or amendment of the lease, provided that the undersigned has consented to any such change.

4. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor warrants and represents to Landlord that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Tenant's request and not at the request of Landlord; (c) Landlord has made no representation to the undersigned as to the credit-worthiness of Tenant; and (d) Guarantor has established adequate means of obtaining from Tenant on a continuing basis information regarding Tenant's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks under this Guaranty. Guarantor further agrees that, absent a request for information, Landlord shall have no obligation to disclose to Guarantor any information or documents acquired by Landlord in the course of its relationship with Tenant.

5. GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Landlord to: (a) make any presentment, protest, demand or notice of any kind, default by Tenant or any other guarantor or surety, any action or nonaction taken by Tenant, Landlord or any other surety of Tenants;
(b) proceed against any person, including Tenant, before proceeding against Guarantor; (c) proceed against any collateral for the payment of amounts owing under the lease, including collateral pledged by the Tenant, before proceeding against Guarantor; (d) apply any payments or proceeds received against amounts due or becoming due under the lease in any order; (e) give notice of the terms, time and place of any sale of any collateral held by Landlord pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the lease, the Tenant, any collateral, or any other guarantor or surety, or about any action or nonaction of Landlord; or (g) pursue any remedy or course of action in Landlord's power whatsoever. Guarantor also consents to and waives notice of any extensions of time for performance which Landlord may grant to Tenant and to any extensions or renewals of the term thereof pursuant to the exercise of options contained herein by Tenant. Guarantor further waives notice of acceptance of this Guaranty and of any default in the payment of rent or any other amounts contained or reserved in the lease, and notice of any breach or nonperformance of any of the covenants, conditions or agreements contained in the lease.

6. ADDITIONAL WAIVERS BY GUARANTOR. Guarantor also waives any and all rights or defenses arising by reason of (a) any disability or other defense of Tenant, any other guarantor or surety or any other person; (b) the cessation from any cause whatsoever (other than payment in full, or a cessation made by written agreement with the Landlord), of the obligations owing by the Tenant under the lease; or
(c) any statute of limitations in any action under this Guaranty or with respect to the lease. Guarantor waives any defense that Guarantor may have based upon any election of remedies by Landlord which limits or destroys Guarantor's subrogation rights or Guarantor's rights to seek reimbursement from Tenant or any other guarantor surety, including, without limitation, any loss or rights that Guarantor may suffer by reason of any rights or protections of Tenant in connection with any anti-deficiency laws or other laws limiting or discharging the Tenant's obligations. Until all obligations of Tenant under the lease have been satisfied and discharged in full, Guarantor waives any right to enforce any remedy that Landlord may have against Tenant or any other guarantor, surety or other person, and further, Guarantor waives any right to participate in any collateral for any such obligation now or hereafter held by Landlord.

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7.  GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law or public policy.

8. SUBORDINATION OF TENANT'S DEBTS TO GUARANTOR. Guarantor agrees that the obligations of Tenant to Landlord under the lease shall be prior to any claim that Guarantor may now have or hereafter acquire against Tenant, whether or not Tenant becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Tenant, upon any account whatsoever, to any claim that Landlord may now or hereafter have against Tenant under the lease. In the event of insolvency and consequent liquidation of the assets of Tenant, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Tenant applicable to the payment of the claims of both Landlord and Guarantor shall first be paid to Landlord and shall be first applied by Landlord to the obligations of Tenant under the lease.

9. DISCHARGE OF OBLIGATION. Neither the obligation of the undersigned to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant, or its estate in bankruptcy, or otherwise, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other statute, or from the decision of any Court. The liability of the undersigned under this Guaranty shall not be terminated by the death of the undersigned. All obligations of Tenant existing prior to the death of the undersigned, but becoming due thereafter or due but unpaid at the death of the undersigned, shall survive and become payable by the estate of the undersigned.

10. ASSIGNMENTS. Landlord may, without notice to or the consent of the undersigned, assign its rights under the lease, and its rights under this Guaranty, either in whole or in part. No such assignment shall relieve the undersigned of liability hereunder. The undersigned expressly waive the provisions of Section 2845 of the Civil Code of California.

11. SURVIVAL OF OBLIGATION. This Guaranty will continue to be in full force and effect even if Tenant assigns its obligations under the lease, or subleases the premises, to any successor, assignee, or subtenant, whether or not the undersigned is given notice of or consents to any such assignment or sublease.

12. BINDING EFFECT. This Guaranty shall bind the undersigned, their respective successors, administrators, executors, heirs, and assigns. The liability of each of the undersigned pursuant to this Guaranty shall be joint and several. Any married person who executes this Guaranty expressly agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder.

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13. ATTORNEYS' FEES. Should any action at law or in equity be filed or instituted to construe the terms of, for the breach of, to enforce the terms of, or to interpret or declare the rights of the parties under this Guaranty, the successful party in such action shall, in addition to all other relief afforded to the successful party, recover its costs and expenses (whether or not taxable) and reasonable attorneys' fees incurred in such action.

14. GOVERNING LAW; VENUE. The undersigned agree that this Guaranty is made and executed under and shall be construed in accordance with the laws of the State of California, that the Courts of the State of California shall have jurisdiction of any action brought upon this Guaranty and that venue may be placed in the Superior Court of the County of Santa Barbara with service of process in accordance with the California Code of Civil Procedure as then in effect.

15. RELEASE OF GUARANTOR. Notwithstanding any other provision of the lease or this Guaranty to the contrary, this Guaranty shall terminate, and the undersigned shall be released from any obligations whatsoever under this Guaranty or the lease, in the event that (a) the Tenant under the lease merges into or consolidates with another company that is a "Qualified Tenant", or (b) a person or entity other than the undersigned who is a "Qualified Guarantor" guarantees the obligations of the Tenant under this lease, or (c) the Tenant under the lease (1) becomes a Qualified Tenant, and (2) is not in a material default under the terms of this lease (as defined in Section 2.2.1(3) of the lease) during the two-year period preceding the date upon which the release of the Guaranty is sought. A "Qualified Tenant" shall be the Tenant, or the successor or assign of the Tenant, that (i) maintains a tangible net worth of $5,000,000 for two consecutive calendar years, and (ii) has net cash flow, calculated after the payment of taxes, debt service and expenses (exclusive of depreciation, amortization and other noncash expenses) of three times the aggregate of all of the payments owing under this lease for the last calendar year preceding the date upon which a release of this Guaranty is sought. A "Qualified Guarantor" shall mean a person or entity other than the undersigned having a tangible net worth of $5,000,000 or more who guarantees this lease utilizing the same form of guaranty as this Guaranty. Such tangible net worth and cash flow shall be shown on audited financial statements of any such entity or person. Landlord's consent to the release of this Guaranty shall not be required. However, Landlord shall be entitled to review financial statements of any such entity to confirm that the requisite net worth and cash flow are present.

         IN WITNESS WHEREOF, the undersigned have executed this Guaranty on the date set forth below.


Date:
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                                       Christopher Edgecomb

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